Exhibit 99.3

DUANE MORRIS LLP

Toni Marie Vaccarino (TV-8340)

744 Broad Street, Suite 1200

Newark, NJ  07102

(973) 424-2000

-and-

Paul D. Moore

470 Atlantic Avenue, Suite 500

Boston, MA  02210

(617) 289-9200

Attorneys for Med Diversified, Inc., et al.

Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF NEW YORK

	)	CHAPTER 11
In re:	)
	)	Case Nos.:	02-88564
MED DIVERSIFIED, INC., et al.,	)		02-88565
	)		02-88568
Debtors.	)		02-88570
	)		02-88572
)
	)	(Jointly Administered)
)

NOTICE OF MODIFICATIONS TO SECOND AMENDED
JOINT PLAN OF REORGANIZATION OF CHARTWELL DIVERSIFIED
SERVICES, INC., CHARTWELL CARE GIVERS, INC. AND
CHARTWELL COMMUNITY SERVICES, INC. DATED MAY 10, 2004, AS MODIFIED

Pursuant to 11 U.S.C. § 1127(a), Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc., three of the above captioned debtors and debtors in possession, makes the attached, non-material modifications to the Second Amended Joint Plan of Reorganization of Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. Dated May 10, 2004, as Modified.

Dated:  July 20, 2004

/s/ Toni Marie Vaccarino
Toni Marie Vaccarino (TV-8340)
DUANE MORRIS LLP
744 Broad Street, Suite 1200
Newark, NJ 07102
phone: (973) 424-2000
fax: (973) 424-2001
email: tmvaccarino@duanemorris.com

-and-

Paul D. Moore
DUANE MORRIS LLP
470 Atlantic Avenue, Suite 500
Boston, MA 02210
phone: (617) 289-9200
fax: (617) 289-9201
email: pdmoore@duanemorris.com

Counsel for Debtors Med Diversified, Inc.,
Chartwell Diversified Services, Inc.,
Resource Pharmacy, Inc., Chartwell
Community Services, Inc., Chartwell Care
Givers, Inc. and Trestle Corp.

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HEARING DATES:  July 23, 2004 at 10:00 a.m.

July 26, 2004 at 10:00 a.m.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF NEW YORK

In re:	)	Chapter 11
	)	Jointly Administered
	)	Case Nos.:	02-88564
	)		02-88568
MED DIVERSIFIED, INC., et al.,	)		02-88570
	)		02-88572
)
)
Debtors.	)
)
)
)

SECOND AMENDED JOINT PLAN OF REORGANIZATION OF
DEBTORS CHARTWELL DIVERSIFIED SERVICES, INC.,
CHARTWELL CARE GIVERS, INC., AND CHARTWELL COMMUNITY
SERVICES, INC. DATED AS OF JULY 26, 2004, AS MODIFIED

Pursuant to section 1121 of the Bankruptcy Code, Chartwell Diversified Services, Inc., a Delaware corporation, Chartwell Care Givers, Inc., a Delaware corporation, and Chartwell Community Services, Inc., a Texas corporation, (collectively, the “Debtors”), propose this Second Amended Joint Plan of Reorganization:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

A                 Specific Definitions.  In addition to such other terms as are defined in other sections hereof, the following terms shall have the following meanings:

1            “Administrative Claim” means a Claim for payment of an administrative expense of a kind specified in section 503(b) of the Code and referred to in section 507(a)(l) of the Code, including, without limitation, compensation of and reimbursement of costs to

26        “CCS Creditors’ Trust Trustee” shall mean the Trustee of the CCS Creditors’ Trust consisting of one (1) Entity to be designated by the Debtors on or before the Effective Date.

27        “CCS Payment” means the $350,000 in Cash to be paid on the Effective Date to the CCS Creditors’ Trust for the benefit of the holders of Allowed Claims in Class C-4.

28        “CDSI” means Chartwell Diversified Services, Inc., a Delaware corporation.

29        “CDSI Creditors’ Trust” means that trust established in accordance with section V.E hereof, and which, after the Effective Date, will hold and distribute certain assets and funds for the benefit of holders of Allowed Claims in Class A-4 in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the CDSI Creditors’ Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

30        “CDSI Creditors’ Trust Agreement” means that certain “CDSI Creditors’ Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “2.”

31        “CDSI Creditors’ Trust Trustee” shall mean the Trustee of the CDSI Creditors’ Trust consisting of one (1) Entity to be designated by the Debtors on or before the Effective Date.

32        “CDSI Payment” means the $250,000 in Cash to be paid on the Effective Date to the CDSI Creditors’ Trust for the benefit of the holders of Allowed Claims in Class A-4.

33        “CHT” means Chartwell Home Therapies, L.P., a Massachusetts limited partnership.

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duties and obligations as are set forth therein, in the Litigation Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

61        “Litigation Trust Agreement” means that certain “Litigation Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “4.”

62        “Litigation Trust Claims” means: (a) any claims and causes of action of the Debtors against the Insiders (as defined in section 101(31) of the Code) of Med; (b) the CCG Insider Avoidance Actions; (c) the Other Recovery Rights; and (d) the Transferred Claims.

63        “Litigation Trust Trustee” shall mean the Trustee of the Litigation Trust consisting of one (1) Entity to be designated by the Bank on or before the Effective Date.

64        “Med” means Med Diversified, Inc., a Nevada corporation.

65        “Med Adversary Proceeding” means the adversary proceeding entitled Med Diversified, Inc., et al. v. National Century Financial Enterprises, Inc., et al., Case No. 03-8262 (Bankr. E.D.N.Y.).

66        “Med Plan” means the “Second Amended Plan of Liquidation of Debtor Med Diversified, Inc. Dated as of July 26, 2004, as Modified” filed in Med’s bankruptcy case which is pending in this Court.

67        “NCFE/Bank Settlement” means that certain settlement agreement between the NCFE Released Parties and the Bank which was approved by the United States Bankruptcy Court for the District of Ohio on March 2, 2004, and all modifications thereto.

68        “NCFE Entities” means National Century Financial Enterprises, Inc., National Premier Financial Services, Inc., NPF VI, Inc., NPF XII, Inc., NPF X, Inc., NPF-LL, NPF Capital, TegCo Investments LLC, TEGRx, Inc., Home Medical of America, Nations Healthcare, Inc., Infusion Management Systems, Lance Poulsen, Rebecca Parrett, Hal Pote, Don Ayers, JP Morgan Chase, and Bank One, and any of their affiliates, subsidiaries, shareholders, officers, and directors.

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69        “NCFE Released Parties” means National Century Financial Enterprises, Inc., National Premier Financial Services, Inc., NPF VI, Inc., NPF XII, Inc., NPF X, Inc., NPF-LL, and NPF Capital.

70        “Net Recoveries” means the Cash actually received by the CCG Creditors’ Trust on account of the CCG Recovery Rights, less the costs of recovering such Cash, including, without limitation, all attorneys’ fees and costs of litigation associated with such CCG Recovery Rights.

71        “Other Recovery Rights” means any and all causes of action to subordinate Claims under section 510 of the Code, and causes of action brought under sections 544 through 551, inclusive, of the Code, except for the CCG Recovery Rights.

72        “Petition Date” means November 27, 2002.

73        “Plan” means this “Second Amended Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc. Dated as of July 26, 2004, as Modified” (including all exhibits and attachments, each of which is hereby incorporated and made part of the Plan), as modified or amended from time to time.

74        “Priority Claim” means a Claim other than an Administrative Claim or a Tax Claim, which, if allowed, would be entitled to priority under section 507(a) of the Code.

75        “Pro Rata” means proportionately, so that with respect to a particular Allowed Claim, the ratio of (a)(i) the amount of property distributed on account of such Claim to (ii) the amount of such Claim, is the same as the ratio of (b)(i) the amount of property distributed on account of all Allowed Claims of the Class in which such Claim is included to (ii) the amount of all Allowed Claims in that Class.

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76        “Professionals” means those Entities (a) employed in the Cases under sections 327 or 1103 of the Code, and (b) entitled, under sections 328, 330, 331, 503(b), 506(b), and/or 507(a)(1) of the Code, to seek compensation for legal, accounting or other professional services and the costs and expenses related to such services from the Debtors or the Estates.

77        “Related Debtors” means, collectively, the Debtors, Med, Trestle, and Resource Pharmacy.

78        “Reorganized Debtors” means, collectively, CDSI, CCG, and CCS, on and after the Effective Date.

79        “Resource Pharmacy” means Resource Pharmacy, Inc., a Nevada corporation.

80        “Resource Plan” means the Second Amended Plan of Liquidation of Resource Pharmacy, Inc. Dated as of July 26, 2004, as Modified” filed in Resource Pharmacy’s bankruptcy case which is pending in this Court.

81        “Secured Claim” means a Claim secured by a lien on any property of any of the Estates, but only to the extent of the value of the secured interest that the holder of such Claim has in such property as of the Petition Date (or, with respect to Court approved post-petition financing, the Confirmation Date), with such value calculated after deducting the amount of all liens, security interests, encumbrances, interests, or other claims, that are senior in priority to such Claim with respect to such property.

82        “Stock Transfer Date” means the date upon which Med will transfer the ownership interests in the TLC Debtors to the NCFE Released Parties, which shall be the first Business Day after the closing of the sale of the assets of the TLC Debtors to TLC Holdings I Corp. (an affiliate of Crescent Capital) as authorized by Order of the Court on April 2, 2004, or, if that sale does not close, to any alternate buyer that is approved by the Court (the “TLC Asset Sale”).

83        “Subordinated Claim” means: (a) any Claim, or a portion of a Claim, that is subject to subordination under section 510 of the Code, and (b) any Claim, or portion of a

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88        “Transferred Claims” means those claims and causes of action that are transferred to the Litigation Trust pursuant to the terms of the Trestle Plan, the Resource Plan, and the Med Plan.

89        “Trestle” means Trestle Corporation, a Delaware corporation.

90        “Trestle Plan” means the “Second Amended Plan of Liquidation of Trestle Corporation Dated May 6, 2004” filed in Trestle’s bankruptcy case, which Trestle Plan was confirmed by the Bankruptcy Court’s Findings of Fact, Conclusions of Law and Order Confirming The Second Amended Plan of Liquidation of Trestle Corp. Dated May 6, 2004, As Modified, dated July 2, 2004.

91        “Unclaimed Property” means any funds or other property to be distributed to Creditors pursuant to the Plan and the Creditors’ Trust Agreements which, after an attempted distribution, has not been received by the rightful Creditor.  Unclaimed property shall include checks and any other property that have been returned as undeliverable without a proper forwarding address, or which were not mailed or delivered because of the absence of a proper address to which to mail or deliver such property.

92        “Unsecured Claim” means a Claim that is not a Priority Claim, Secured Claim, Subordinated Claim, or Administrative Claim.

B                   Interpretation, Rules of Construction, and Computation of Time

1            Any term used in the Plan that is not defined herein, whether in this Article I or elsewhere, or other Exhibits hereto, but that is defined in the Code or the Bankruptcy Rules has the meaning ascribed to that term in (and shall be construed in accordance with the rules of construction under) the Code or the Bankruptcy Rules.

2            Any capitalized term used in the Plan that is not defined herein, or other Exhibits hereto, but that is defined and used in the Disclosure Statement has the meaning ascribed to that term in the Disclosure Statement.

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34        Class C-4 Claims (Other Unsecured Claims).  Class C-4 consists of all Allowed Claims against CCS (including Claims arising from the rejection of executory contracts) other than (a) Administrative Claims, (b) Tax Claims, (c) Convenience Class Claims, and (d) Claims included within any other Class designated in the Plan.  Class C-4 shall be deemed to include those Creditor(s) holding an alleged Secured Claim against CCS for which: (i) no collateral exists to secure the alleged Secured Claim; and/or (ii) liens, security interests, or other encumbrances that are senior in priority to the alleged Secured Claim exceed the fair market value of the collateral securing such alleged Secured Claim as of the Petition Date.

35        Class C-5 Claims (Unsecured Convenience Class Claims).  Class C-5 consists of all Allowed Convenience Class Claims against CCS.

36        Class C-6 Claims (Subordinated Claims).  Class C-6 consists of all Allowed Subordinated Claims against CCS.

37        Class C-7 Claims (Inter-Debtor Claims).  Class C-7 consists of all Allowed Claims of any Related Debtor (other than CCS) against CCS.

38        Class C-8 Interests.  Class 8 consists of all Interests in CCS.

ARTICLE IV

TREATMENT OF CLAIMS AND INTERESTS

Treatment of CDSI Claims and Interests

A         Class A-1.1 Claims of the Bank

Class A-1.1 is impaired. If the Med Plan is confirmed providing that the Bank will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med, which shall be transferred to the Bank.

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In addition to the treatment provided above, the Bank will receive any net proceeds obtained by the Litigation Trust on account of the Litigation Trust Claims.  The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

B           Class A-1.2 Claims of the NCFE Released Parties

Class A-1.2 is impaired.  The Claims of the NCFE Released Parties have been assigned to the Bank pursuant to the NCFE/Bank Settlement.  As a result, if the Med Plan is confirmed providing that the Bank will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med, which shall be transferred to the Bank.

In addition to the treatment provided above, the Bank will receive any net proceeds obtained by the Litigation Trust on account of the Litigation Trust Claims.  The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.2, and any such Claims shall be deemed canceled as of the

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Neither the Bank nor the NCFE Released Parties (or their assignees) shall receive any other distributions on account of their Class A-4 Claims.

The Bank is the holder by assignment of the HMA Claims.  The Bank shall waive the HMA Claims against the Reorganized Debtors and any right to receive a distribution on account of the HMA Claims.  NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN, UPON CONFIRMATION OF THE PLAN THE BANK SHALL BE DEEMED TO HAVE WAIVED AND RELEASED ANY CLAIMS AGAINST THE REORGANIZED DEBTORS WITH RESPECT TO THE HMA CLAIMS, WHICH SHALL BE DISALLOWED AS ORDERED BY THE BANKRUPTCY COURT.

I             Class A-5 Unsecured Convenience Class Claims

Class A-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class A-5 the principal amount of such Allowed Claim, without interest.

J             Class A-6 Subordinated Claims

Class A-6 is impaired.  Holders of Allowed Subordinated Claims in Class A-6 will receive no distribution under the Plan on account of such Claims.

K          Class A-7 Inter-Debtor Claims

Class A-7 is impaired.  Holders of Allowed Claims in Class A-7 will receive no distribution under the Plan on account of such Claims.

L           Class A-8 Interests

Class A-8 is impaired.  If the Med Plan is confirmed providing that the Bank will receive 100% of the stock of CDSI on the effective date of the Med Plan, then the Class A-8 Interests in CDSI, except for those interests owned by Med (and transferred to the Bank), shall be deemed canceled on the Effective Date without payment of monies or other consideration on account of such Interests.

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Treatment of CCG Claims and Interests

M        Class B-1.1 Claims of the Bank

Class B-1.1 is impaired.  On the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its ownership of the Interests in CDSI in satisfaction of its Allowed Claims in Class B-1.1.  Also in satisfaction of the Bank’s Allowed Claims in Class B-1.1, the Bank shall receive the right to 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class B-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

N          Class B-1.2 Claims of the NCFE Released Parties

Class B-1.2 is impaired.  The Claims of the NCFE Released Parties have been assigned to the Bank pursuant to the NCFE/Bank Settlement.  As a result, on the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its ownership of the Interests in CDSI in satisfaction of its Allowed Claims in Class B-1.2.  Also in satisfaction of the Bank’s Allowed Claims in Class B-1.2, the Bank shall receive the right to 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights (this is the same 25% interest in the CCG Recovery Rights provided on account of the Bank’s Class B-1.1 Claims).

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Reorganized Debtors on the Effective Date, shall be the sole sources of distributions to holders of Allowed Claims in Class B-4.  The assets transferred to, and payments collected by, the CCG Creditors’ Trust, net of the costs of administering the CCG Creditors’ Trust in accordance with section V.E.7 of the Plan and the CCG Creditors’ Trust Agreement, shall be shared Pro Rata as set forth in this paragraph.

Any Claims of the Bank or the NCFE Released Parties in Class B-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes B-1.1 and B-1.2.  Neither the Bank nor the NCFE Released Parties (or their assignees) shall receive any other distributions on account of their Class B-4 Claims.

The Bank is the holder by assignment of the HMA Claims.  The Bank shall waive the HMA Claims against the Reorganized Debtors and any right to receive a distribution on account of the HMA Claims.  NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN, UPON CONFIRMATION OF THE PLAN THE BANK SHALL BE DEEMED TO HAVE WAIVED AND RELEASED ANY CLAIMS AGAINST THE REORGANIZED DEBTORS WITH RESPECT TO THE HMA CLAIMS, WHICH SHALL BE DISALLOWED AS ORDERED BY THE BANKRUPTCY COURT.

U          Class B-5 Unsecured Convenience Class Claims

Class B-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class B-5 the principal amount of such Allowed Claim, without interest.

V           Class B-6 Subordinated Claims

Class B-6 is impaired.  Holders of Allowed Subordinated Claims in Class B-6 will receive no distribution under the Plan on account of such Claims.

W       Class B-7 Inter-Debtor Claims

Class B-7 is impaired.  Holders of Allowed Claims in Class B-7 will receive no distribution under the Plan on account of such Claims.

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X          Class B-8 Interests

Class B-8 is impaired.  The Class B-8 Interests in CCG, except for those Interests owned by CDSI, shall be deemed canceled on the Effective Date without the payment of any monies or other consideration on account of such Interests.  Holders of Class B-8 Interests, other than CDSI, will not receive any distribution under the Plan on account of such Interests.

Treatment of CCS Claims and Interests

Y           Class C-1.1 Claims of the Bank

Class C-1.1 is impaired.  On the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its ownership of the Interests in CDSI in satisfaction of its Allowed Claims in Class C-1.1.  In addition, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class C-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

Z           Class C-1.2 Claims of the NCFE Released Parties

Class C-1.2 is impaired.  The Claims of the NCFE Released Parties have been assigned to the Bank pursuant to the NCFE/Bank Settlement.  As a result, on the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its ownership of the Interests in CDSI in satisfaction of its Allowed Claims in

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GG     Class C-3.  (Intentionally Omitted)

HH    Class C-4 Other Unsecured Claims

Class C-4 is impaired.  The holders of Allowed Claims in Class C-4 shall receive periodic payments from the CCS Creditors’ Trust, as and when determined by the CCS Creditors’ Trust Trustee in accordance with and as provided by the CCS Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class C-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class C-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class C-4 by the CCS Creditors’ Trust.

The CCS Payment to be made to the CCS Creditors’ Trust by the Reorganized Debtors on the Effective Date shall be the sole source of distributions to holders of Allowed Claims in Class C-4.

Any Claims of the Bank or the NCFE Released Parties in Class C-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes C-1.1 and C-1.2.  Neither the Bank nor the NCFE Released Parties (or their assignees) shall receive any other distributions on account of their Class C-4 Claims.

The Bank is the holder by assignment of the HMA Claims.  The Bank shall waive the HMA Claims against the Reorganized Debtors and any right to receive a distribution on account of the HMA Claims.  NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN, UPON CONFIRMATION OF THE PLAN THE BANK SHALL BE DEEMED TO HAVE WAIVED AND RELEASED ANY CLAIMS AGAINST THE REORGANIZED DEBTORS WITH RESPECT TO THE HMA CLAIMS, WHICH SHALL BE DISALLOWED AS ORDERED BY THE BANKRUPTCY COURT.

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irrevocably assigned, transferred and conveyed to the Bank on account of the Bank’s Class B-1.1 and B-1.2 Claims.

On the Effective Date, all cash and other rights and interests in the Sun Capital Escrow Account shall be transferred, free and clear of any and all claims, including without limitation any and all claims of the Related Debtors, the TLC Debtors, and their respective creditors and equity security holders as follows: (i) $400,000 to the Bank, and (ii) the remainder to the NCFE Released Parties.  Thereafter, Sun Capital shall have no further liability or obligation to collect prepetition accounts receivable.

C           The Reorganized Debtors

On the Effective Date, except for those assets and causes of action transferred to the Bank, the Creditors’ Trusts and the Litigation Trust pursuant to sections V.B, V.E.2 and V.F.2 of the Plan, title to all assets, properties, and business operations of the Debtors and of the Estates shall revest in each respective Reorganized Debtor, and thereafter, the Reorganized Debtors shall own and retain such assets free and clear of all liens and Claims, except as expressly provided in the Plan.  From and after the Effective Date, except as otherwise described in this Plan, the Reorganized Debtors shall own and operate such assets without further supervision by or jurisdiction of this Court.  From and after the Effective Date, in accordance with the terms of this Plan and the Confirmation Order, the Reorganized Debtors shall perform all obligations under all executory contracts and unexpired leases assumed in accordance with Article VI of the Plan.

The sources of funds for payment of all Allowed Administrative Claims to be paid on the Effective Date pursuant to the Plan shall be the Administrative Claims Fund.  Pursuant to the terms of the Trestle Plan and Resource Plan, Trestle and Resource Pharmacy shall transfer Cash to the Administrative Claims Fund on the Effective Date sufficient to make all required Effective Date payments to holders of Allowed Administrative Claims.

In addition, the Reorganized Debtors shall issue all necessary shares of the CDSI Common Stock, if applicable, and are authorized to execute any and all agreements necessary for the consummation of the Plan.

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the calculation of the total Allowed Claims shall be computed as if all Disputed Claims then pending were allowed in the full amount thereof.

b           Initial Distribution Date.  Except for payments required to be made on the Effective Date in accordance with other sections of the Plan, the Creditors’ Trust Trustees shall make distributions from the Creditors’ Trusts at such time as they deem appropriate, to the holders of Allowed Claims in Classes A-4, B-4, and C-4, provided that in the reasonable discretion of the Creditors’ Trust Trustees, there shall be in the Creditors’ Trusts Cash in an amount sufficient to render feasible a distribution after making reasonable reserves to pay the expenses (including, but not limited to, federal income taxes and withholding taxes, if any, or in objecting to Claims), debts, charges, liabilities, and obligations of the Creditors’ Trusts.

c            Allowance of Claims.  Distributions shall be made with respect to any Disputed Claim, which becomes an Allowed Claim after the Effective Date, on or as soon as practicable after the date on which a Disputed Claim becomes an Allowed Claim.  The amount of any distribution shall be calculated on a Pro Rata basis, so that each Disputed Claim that becomes an Allowed Claim receives an initial distribution equal to the total percentage distributions made prior to the date of such allowance on account of other Allowed Claims of the same Class under the Plan and the applicable Creditors’ Trust Agreement.

d           Subsequent Distribution Dates.  After the Initial Distribution Date, unless otherwise directed in a post-Confirmation Date Final Order, the Creditors’ Trust Trustees shall make additional distributions at such time as the Creditors’ Trust Trustees, in the exercise of their discretion deem appropriate to the holders of Allowed Claims in Classes A-4, B-4, and C-4, of the Cash then held in the respective Creditors’ Trusts (after reasonable reserves to pay the expenses including, but not limited to, federal and state income taxes and withholding taxes, if any, and all expenses and fees incurred in the prosecution of the CCG Recovery Rights or in objecting to Claims, debts, charges, liabilities, and obligations of each Creditors’ Trust have been made in the reasonable discretion of the Trustee of such Creditors’ Trust), provided that each distribution to a single Creditor must exceed $25.00 and any distribution which is less than

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H          The Disbursing Agent

The Reorganized Debtors shall serve as disbursing agents, without bond, for purposes of making transfers and payments under this Plan, except with respect to distributions to be made by the Creditors’ Trusts, and the Litigation Trust, for which the Creditors’ Trust Trustees and the Litigation Trust Trustee, respectively, shall serve as the disbursing agents, without bond.

I             Objections to Claims by the Reorganized Debtors

Except as otherwise provided in the Plan, the Reorganized Debtors shall have the right and standing to (i) object to and contest the allowance of any Disputed Claim, including any alleged Secured Claim, by means of objections to Claims, and (ii) compromise and settle such objections to Disputed Claims.  The Reorganized Debtors may litigate to Final Order objections to Disputed Claims.

No distribution shall be made pursuant to the Plan to a holder of a Disputed Claim unless and until such Disputed Claim becomes an Allowed Claim by a Final Order.

All objections to Disputed Claims in any Class to be filed by the Reorganized Debtors may be filed with the Court and served upon the holders of such Claims at any time prior to the later of (a) 90 days after the Effective Date, or (b) 90 days after the particular proof of claim has been filed, except as extended by an agreement between the claimant and the Reorganized Debtors, or by order of the Court upon a motion filed by the Reorganized Debtors, with notice of such motion to be served upon the Office of the United States Trustee and those holders of Disputed Claims to whom the objection is made.  If an objection has not been filed to a proof of claim that relates to a Disputed Claim by the objection bar dates established in this section, the Claim to which the proof of claim relates shall be treated as an Allowed Claim for purposes of distribution under the Plan.

J             Tax Matters.

1            For the purposes of this Section J, “Tax Matters,” all references to Med, CDSI or the TLC Debtors: (a) shall include (i) their successors under their respective chapter 11 plans or otherwise, (ii) with respect to the TLC Debtors, any creditor trusts created pursuant to the

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chapter 11 plans of the TLC Debtors, (iii) the liquidating trust under the Med Plan and (iv) with respect to CDSI or the TLC Debtors, their subsidiaries; and (b) shall not include the trust for general unsecured creditors under the Plan, the CDSI Creditors’ Trust, the CCG Creditors’ Trust, the CCS Creditors’ Trust and the Litigation Trust and their respective trustees.

2            For the period following the Effective Date of the Debtor Plan and through the date that Med is dissolved as a corporate entity, the Bank, CDSI, Med and the TLC Debtors shall treat Med’s consolidated tax group as continuing in existence, with Med (as the common parent) and the TLC Debtors as the sole members of such group.

3            The Bank, CDSI, Med, the NCFE Released Parties and the TLC Debtors shall treat the transfer of the CDSI stock to the Bank as a taxable transfer of the CDSI stock and will report the transfer as such on all returns, statements, filings, etc.  Med and CDSI will not take any actions that would undermine such treatment.

4            The TLC Debtors will be responsible for paying any federal alternative minimum tax (“AMT”) liability of the Med consolidated group for its fiscal year ending March 31, 2004.

5            The TLC Debtors will be responsible for paying any federal tax liability of the Med consolidated group relating to the net income for the fiscal year beginning April 1, 2004 (and any later years if the TLC Asset Sale does not close in the current year) generated by the TLC Debtors, and up to $250,000 of federal tax liability relating to any taxable gain recognized on the disposition of the CDSI stock, and Med and CDSI will be responsible for paying any federal AMT liability of the Med consolidated group relating to any other net income for the fiscal year beginning April 1, 2004 (and any later years if the TLC Asset Sale does not close in the current year, although CDSI will not be liable for such later years) generated by Med and its subsidiaries other than the TLC Debtors (less the up to $250,000 payable by the TLC Debtors with respect to the CDSI stock gain).

6            The TLC Debtors will be responsible for paying any combined/unitary tax liability in California and Illinois for the fiscal year ending March 31, 2004 and forward to the

51

extent of the lesser of such combined/unitary tax liability or such tax liability computed as if the TLC Debtors filed their own combined/unitary returns in California and Illinois for such years.

7            Med, or Med’s substitute agent as designated pursuant to Treasury Regulation section 1.1502-77 which shall be CDSI for any taxable year in which CDSI was a member of Med’s consolidated group and which will be the liquidating trust under the Med Plan for any year beginning after CDSI leaves Med’s consolidated group, will be responsible for preparing and filing all consolidated and combined tax returns.  The TLC Debtors and CDSI will have the right to review and comment on all such returns and such returns will not be filed without the consent of each of the TLC Debtors and CDSI, such consent not to be unreasonably withheld, delayed or conditioned.  CDSI and the TLC Debtors will be entitled to participate, at their own expense, in any audit or other similar proceeding relating to the tax returns in which CDSI or the TLC Debtors, respectively, are included and no such audit or similar proceeding will be settled/compromised without the written consent of, respectively, each of CDSI or the TLC Debtors, such consent not to be unreasonably withheld, delayed or conditioned.

8            The TLC Debtors will be responsible for providing the appropriate responsible person described in paragraph 7 above with all relevant information with respect to the TLC Debtors for filing such consolidated and combined returns.

ARTICLE VI
EXECUTORY CONTRACTS AND UNEXPIRED LEASES

A         Executory Contracts and Unexpired Leases to be Assumed

All executory contracts and unexpired leases of the Debtors set forth in Exhibit “5” hereto shall be assumed pursuant to the provisions of sections 365 and 1123 of the Code.  Such assumed executory contracts and unexpired leases shall, as of the Effective Date, vest in the corresponding Reorganized Debtor.  The amounts to be paid by the Debtors to “cure” (for purposes of § 365(b) of the Code) any arrearages or defaults under the contracts and leases to be assumed under this section are specified in Exhibit “5.”  If no amount is specified for a particular contract or lease identified in Exhibit “5,” such amount shall be deemed to be zero dollars ($0).

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F           Taking Action.  After the Effective Date, to the extent the Plan requires an action by a Debtor, the action may be taken by the Reorganized Debtors on behalf of such Debtor.

G           No Transfer Taxes.  Pursuant to section 1146(c) of the Code, no transfer or sale by the Debtors that has occurred during the Cases shall be subject to any stamp tax, transfer tax or similar tax, including any transfers to or from the Creditors’ Trusts, the Litigation Trust, and the Administrative Claims Fund.

H          Termination of Committee.  The Committee shall be dissolved as of the Effective Date, and the members of the Committee shall be relieved of all of their responsibilities and duties in the Cases, and the Committee shall have no further participation in the Cases.

I             Limitation of Liability.  Neither (a) the Debtors, nor any of its employees, officers, or directors employed as of the date of the Plan, (b) the Committee, or its members acting solely in such capacity, (c) the Liquidating Agent, (d) the Litigation Trust Trustee, (e) the CDSI Creditors’ Trust Trustee, (f) the CCG Creditors’ Trust Trustee, (g) the CCS Creditors’ Trust Trustee, (h) the Facilitator, (i) the NCFE Released Parties, or (j) the Bank, nor any professional persons employed by any of the foregoing during the pendency of this case, shall have or incur any liability to any person or entity for any act taken or omission made in good faith in connection with, or relating to, the Chapter 11 Cases, any possible post-petition disposition of the Debtors’ assets, or to negotiating, formulating, implementing, confirming, or consummating the Plan, the Disclosure Statement, or any contract instrument, security, release, or other agreement, instrument, or document created in connection with the foregoing, except for willful misconduct or gross negligence.

ARTICLE IX

CONDITIONS PRECEDENT TO EFFECTIVENESS OF CCG PLAN AND CDSI PLAN

The Plan will not become effective with respect to CDSI, and no distributions to holders of Allowed Claims against CDSI will be made, unless and until the Med Plan becomes effective and the Bank receives 100% of the stock in CDSI pursuant to the Med Plan.

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The Plan will not become effective with respect to CDSI, CCG, or CCS, unless and until the NCFE/Bank Settlement has become effective in accordance with its terms.

ARTICLE X

WAIVER OF CONDITIONS PRECEDENT TO EFFECTIVENESS OF THE PLAN

The Debtors, the Bank and the Committee may waive one or more of the conditions precedent to the effectiveness of this Plan set forth in Article IX above, provided that such waiver shall be in writing and signed by each of the Debtors, the Bank and the Committee, or their respective counsel.

ARTICLE XI
CONFIRMATION REQUEST

The Debtors request Confirmation of the Plan pursuant to sections 1129(a) and/or 1129(b) of the Code, as applicable.

Dated as of July 26, 2004	CHARTWELL DIVERSIFIED SERVICES, INC.

	By:	/s/ Roy Serpa
	Its:	President

Dated as July 26, 2004	CHARTWELL CARE GIVERS, INC.

	By:	/s/ Roy Serpa
	Its:	President

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Dated as July 26, 2004	CHARTWELL COMMUNITY SERVICES, INC.

	By:	/s/ Roy Serpa
	Its:	President

Duane Morris LLP
Toni Marie Vaccarino (TV-8340)
744 Broad Street, Suite 1200

Newark, NJ 07102
(973) 424-2000

-and-

Paul D. Moore
470 Atlantic Avenue, Suite 500
Boston, MA 02210
(617) 289-9200

Attorneys for Chartwell Diversified Services, Inc.,
Chartwell Care Givers, Inc., and
Chartwell Community Services, Inc.

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HEARING DATES:  July 23, 2004 at 10:00 a.m.

July 26, 2004 at 10:00 a.m.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF NEW YORK

In re:	)	Chapter 11
	)	Jointly Administered
	)	Case Nos.:	02-88564
	)		02-88568
MED DIVERSIFIED, INC., et al.,	)		02-88570
	)		02-88572
)
)
Debtors.	)
)
)
)

SECOND AMENDED JOINT PLAN OF REORGANIZATION OF
DEBTORS CHARTWELL DIVERSIFIED SERVICES, INC.,
CHARTWELL CARE GIVERS, INC., AND CHARTWELL COMMUNITY
SERVICES, INC. DATED AS OF JULY 26, 2004, AS MODIFIED

Pursuant to section 1121 of the Bankruptcy Code, Chartwell Diversified Services, Inc., a Delaware corporation, Chartwell Care Givers, Inc., a Delaware corporation, and Chartwell Community Services, Inc., a Texas corporation, (collectively, the “Debtors”), propose this Second Amended Joint Plan of Reorganization:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

A                     Specific Definitions.  In addition to such other terms as are defined in other sections hereof, the following terms shall have the following meanings:

1              “Administrative Claim” means a Claim for payment of an administrative expense of a kind specified in section 503(b) of the Code and referred to in section 507(a)(l) of the Code, including, without limitation, compensation of and reimbursement of costs to

Professionals, and all fees and charges assessed against the Debtors and the Estates under 28 U.S.C. § 1930.

1              “Administrative Claims Fund” means a fund established by the Reorganized Debtors, Med, Trestle, and Resource Pharmacy on the Effective Date for the purpose of making distributions to: (a) holders of Allowed Administrative Claims against the Debtors and Med; and (b) Sun Capital on account of its Allowed Claims.  To the extent that funds remain in the Administrative Claims Fund after payment of the Allowed Administrative Claims of Med, and the Debtors and the Allowed Claims of Sun Capital, such funds may be used to fund the Class 10A Distribution (as defined in the Med Plan).  The sources of funds in the Administrative Claims Fund shall be transfers pursuant to the Resource Plan and the Trestle Plan on the Effective Date.  The Administrative Claims Fund shall utilize a bank account to be opened by the Debtors or Reorganized Debtors for the purpose of receiving and disbursing funds in accordance with this paragraph and the Plan.

2              “AIG” means American Home Assurance Company, National Union Fire Insurance Company of Pittsburg, P.A., Insurance Company of the State of Pennsylvania, American International Specialty Lines Insurance Company, and other entities related to American International Group, Inc.

3              “Allowed Administrative Claim” means all or that portion of an Administrative Claim which is an Allowed Claim.

4              “Allowed Claim” means that portion of a Claim: (a) which was scheduled by the Debtors pursuant to section 521 of the Code, other than a Claim scheduled as disputed, contingent or unliquidated; (b) proof of which was timely filed with the Court, and as to which no objection has been filed on or prior to the deadlines established by sections II.B, V.E.8, and V.I of the Plan; or (c) which has otherwise been allowed by a Final Order.

5              “Allowed Convenience Class Claim” means all or that portion of a Convenience Class Claim which is an Allowed Claim.

6              “Allowed Priority Claim” means all or that portion of a Priority Claim which is an Allowed Claim.

7              “Allowed Secured Claim” means all or that portion of a Secured Claim which is an Allowed Claim.

8              “Allowed Subordinated Claim” means all or that portion of a Subordinated Claim which is an Allowed Claim.

9              “Allowed Tax Claim” means all or that portion of a Tax Claim which is an Allowed Claim.

10            “Allowed Unsecured Claim” means all or that portion of an Unsecured Claim which is an Allowed Claim.

11            “Bank” means Private Investment Bank Limited.

12            “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

13            “Business Day” means any day other than a Saturday, a Sunday or a “legal holiday” (as defined in Bankruptcy Rule 9006(a)).

14            “Cases” means, collectively, the chapter 11 cases under the Code commenced by the Debtors on the Petition Date.

15            “Cash” means lawful currency of the United States and equivalents thereof, including, but not limited to: bank deposits, wire transfers, checks, and other similar items.

16            “CCG” means Chartwell Care Givers, Inc., a Delaware corporation.

17            “CCG Creditors’ Trust” means that trust established in accordance with section V.E hereof, and which, after the Effective Date, will hold and distribute certain assets and funds for the benefit of holders of Allowed Claims in Class B-4 in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the CCG Creditors’ Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

18            “CCG Creditors’ Trust Agreement” means that certain “CCG Creditors’ Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “1.”

19            “CCG Creditors’ Trust Trustee” shall mean the Trustee of the CCG Creditors’ Trust consisting of one (1) Entity to be designated by the Committee on or before the Effective Date.

20            “CCG Insider Avoidance Actions” means any and all causes of action brought under sections 544 through 551, inclusive, of the Code, which may be asserted against any Insiders (as defined in section 101(31) of the Code) or Affiliates (as defined in section 101(2) of the Code) of CCG.

21            “CCG Payment” means the $2,350,000 in Cash to be paid on the Effective Date to the CCG Creditors’ Trust for the benefit of the holders of Allowed Claims in Class B-4.

22            “CCG Recovery Rights” means any and all causes of action held by CCG and its Estate to subordinate Claims under section 510 of the Code, and causes of action held by CCG and its Estate brought under sections 544 through 551, inclusive, of the Code, except for the CCG Insider Avoidance Actions.

23            “CCS” means Chartwell Community Services, Inc., a Texas corporation.

24            “CCS Creditors’ Trust” means that trust established in accordance with section V.E hereof, and which, after the Effective Date, will hold and distribute certain assets and funds for the benefit of holders of Allowed Claims in Class C-4 in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the CCS Creditors’ Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

25            “CCS Creditors’ Trust Agreement” means that certain “CCS Creditors’ Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “3.”

26            “CCS Creditors’ Trust Trustee” shall mean the Trustee of the CCS Creditors’ Trust consisting of one (1) Entity to be designated by the Debtors on or before the Effective Date.

27            “CCS Payment” means the $350,000 in Cash to be paid on the Effective Date to the CCS Creditors’ Trust for the benefit of the holders of Allowed Claims in Class C-4.

28            “CDSI” means Chartwell Diversified Services, Inc., a Delaware corporation.

29            “CDSI Creditors’ Trust” means that trust established in accordance with section V.E hereof, and which, after the Effective Date, will hold and distribute certain assets and funds for the benefit of holders of Allowed Claims in Class A-4 in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the CDSI Creditors’ Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

30            “CDSI Creditors’ Trust Agreement” means that certain “CDSI Creditors’ Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “2.”

31            “CDSI Creditors’ Trust Trustee” shall mean the Trustee of the CDSI Creditors’ Trust consisting of one (1) Entity to be designated by the Debtors on or before the Effective Date.

32            “CDSI Payment” means the $250,000 in Cash to be paid on the Effective Date to the CDSI Creditors’ Trust for the benefit of the holders of Allowed Claims in Class A-4.

33            “CHT” means Chartwell Home Therapies, L.P., a Massachusetts limited partnership.

34            “CHT Administrative Claims” means the Administrative Claims of CHT asserted against the Debtors pursuant to that certain Proceeds Distribution Agreement dated June 6, 2003.

35            “Claim” or “Claims” as defined in the Code, section 101(5)(A) and (B) means (a) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

36            “Class” means a group of Claims or Interests classified together in a class designated in Article III of the Plan.

37            “CMS” means the Division of Financial Management, Centers for Medicare and Medicaid Services, United States Department of Health and Human Services.

38            “Code” means the Bankruptcy Code, as codified in title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., including all amendments thereto.

39            “Committee” means the Official Committee of Unsecured Creditors appointed by the Office of the United States Trustee in CCG’s Case, as it may be constituted from time to time.

40            “Confirmation Date” means the date of entry of the Confirmation Order.

41            “Confirmation Order” means the order of the Court confirming the Plan pursuant to section 1129 of the Code.

42            “Convenience Class Claim” means any Unsecured Claim that is asserted against the Debtors in an amount that is less than $100, or any Unsecured Claim the holder of which has agreed to accept $100 or less in full satisfaction of such Claim.

43            “Court” means the United States Bankruptcy Court for the Eastern District of New York.

44            “Creditor” means any holder of a Claim, as defined in the Code, section 101(10).

45            “Creditors’ Trusts” means, collectively, the CDSI Creditors’ Trust, the CCG Creditors’ Trust, and the CCS Creditors’ Trust.

46            “Creditors’ Trust Agreements” means, collectively, the CDSI Creditors’ Trust Agreement, the CCG Creditors’ Trust Agreement, and the CCS Creditors’ Trust Agreement.

47            “Creditors’ Trust Trustees” means, collectively, the CDSI Creditors’ Trust Trustee, the CCG Creditors’ Trust Trustee, and the CCS Creditors’ Trust Trustee.

48            “Debtors” means, collectively, CDSI, CCG, and CCS, whether as debtor or as debtor-in-possession.

49            “Disclosure Statement” means the “Disclosure Statement Regarding the Second Amended Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc. Dated May 18, 2004” (and all exhibits and attachments thereto or referenced therein) that relates to the Plan and is approved pursuant to section 1125 of the Code in an order entered by the Court, as such Disclosure Statement may be amended, modified or supplemented.

50            “Disputed Claim” means any Claim which is not an Allowed Claim, or a Claim which has been disallowed by the Court under section 502 of the Code.

51            “Effective Date” means, unless an earlier date is otherwise agreed to by the Debtors, the Bank and the Committee, the later of: (a) the eleventh (11th) day after the Confirmation Date if it is a Business Day, or if it is not a Business Day, the first Business Day thereafter; and (b) the first Business Day on which the Confirmation Order becomes a Final Order. This Plan will not become effective with respect to CCG and CDSI, and no distributions to holders of Allowed Claims against CCG or CDSI will be made, unless and until the conditions described in Article IX of this Plan occurs.

52            “Entity” means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a government or any subdivision thereof, or any other entity.

53            “Estate” or “Estates” means the estate(s) created by section 541(a) of the Code upon the Petition Date.

54            “Final Order” means an order or judgment of the Court, the operation or effect of which has not been stayed, and as to which the time to appeal or to seek reargument or rehearing has expired, and as to which no appeal, reargument, or petition for rehearing or certiorari has been taken or is pending.

55            “HMA Claims” means any and all Claims asserted against the Debtors by Home Medical of America, Inc. and/or any of its direct or indirect subsidiaries, affiliates, Insiders, assigns, trustees and agents, including, without limitation, proofs of claim numbers 586, 587, 588, 589 and 607.

56            “Initial Distribution Date” means the first Business Day on which a distribution is made under the Plan to holders of Allowed Claims.

57            “Insurance Policy” means any insurance policy held by the Debtors.

58            “Interest” means: (a) the common or preferred stock or any ownership rights in the common or preferred stock of any Debtor; and (b) any right, warrant or option, however arising, to acquire the common stock or any other equity interest, or any rights therein, of any Debtor.

59            “Interest Holder” means the holder of an Interest.

60            “Litigation Trust” means that trust established in accordance with section V.F hereof, and which, after the Effective Date, will hold and prosecute certain claims for the benefit of the Bank in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the Litigation Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

61            “Litigation Trust Agreement” means that certain “Litigation Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “4.”

62            “Litigation Trust Claims” means: (a) any claims and causes of action of the Debtors against the Insiders (as defined in section 101(31) of the Code) of Med; (b) the CCG Insider Avoidance Actions; (c) the Other Recovery Rights; and (d) the Transferred Claims.

63            “Litigation Trust Trustee” shall mean the Trustee of the Litigation Trust consisting of one (1) Entity to be designated by the Bank on or before the Effective Date.

64            “Med” means Med Diversified, Inc., a Nevada corporation.

65            “Med Adversary Proceeding” means the adversary proceeding entitled Med Diversified, Inc., et al. v. National Century Financial Enterprises, Inc., et al., Case No. 03-8262 (Bankr. E.D.N.Y.).

66            “Med Plan” means the “Second Amended Plan of Liquidation of Debtor Med Diversified, Inc. Dated as of July 26, 2004, as Modified” filed in Med’s bankruptcy case which is pending in this Court.

67            “NCFE/Bank Settlement” means that certain settlement agreement between the NCFE Released Parties and the Bank which was approved by the United States Bankruptcy Court for the District of Ohio on March 2, 2004, and all modifications thereto.

68            “NCFE Entities” means National Century Financial Enterprises, Inc., National Premier Financial Services, Inc., NPF VI, Inc., NPF XII, Inc., NPF X, Inc., NPF-LL, NPF Capital, TegCo Investments LLC, TEGRx, Inc., Home Medical of America, Nations Healthcare, Inc., Infusion Management Systems, Lance Poulsen, Rebecca Parrett, Hal Pote, Don Ayers, JP Morgan Chase, and Bank One, and any of their affiliates, subsidiaries, shareholders, officers, and directors.

69            “NCFE Released Parties” means National Century Financial Enterprises, Inc., National Premier Financial Services, Inc., NPF VI, Inc., NPF XII, Inc., NPF X, Inc., NPF-LL, and NPF Capital.

70            “Net Recoveries” means the Cash actually received by the CCG Creditors’ Trust on account of the CCG Recovery Rights, less the costs of recovering such Cash, including, without limitation, all attorneys’ fees and costs of litigation associated with such CCG Recovery Rights.

71            “Other Recovery Rights” means any and all causes of action to subordinate Claims under section 510 of the Code, and causes of action brought under sections 544 through 551, inclusive, of the Code, except for the CCG Recovery Rights.

72            “Petition Date” means November 27, 2002.

73            “Plan” means this “Second Amended Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc. Dated as of July 26, 2004, as Modified” (including all exhibits and attachments, each of which is hereby incorporated and made part of the Plan), as modified or amended from time to time.

74            “Priority Claim” means a Claim other than an Administrative Claim or a Tax Claim, which, if allowed, would be entitled to priority under section 507(a) of the Code.

75            “Pro Rata” means proportionately, so that with respect to a particular Allowed Claim, the ratio of (a)(i) the amount of property distributed on account of such Claim to (ii) the amount of such Claim, is the same as the ratio of (b)(i) the amount of property distributed on account of all Allowed Claims of the Class in which such Claim is included to (ii) the amount of all Allowed Claims in that Class.

76            “Professionals” means those Entities (a) employed in the Cases under sections 327 or 1103 of the Code, and (b) entitled, under sections 328, 330, 331, 503(b), 506(b), and/or 507(a)(1) of the Code, to seek compensation for legal, accounting or other professional services and the costs and expenses related to such services from the Debtors or the Estates.

77            “Related Debtors” means, collectively, the Debtors, Med, Trestle, and Resource Pharmacy.

78            “Reorganized Debtors” means, collectively, CDSI, CCG, and CCS, on and after the Effective Date.

79            “Resource Pharmacy” means Resource Pharmacy, Inc., a Nevada corporation.

80            “Resource Plan” means the Second Amended Plan of Liquidation of Resource Pharmacy, Inc. Dated as of July 26, 2004, as Modified” filed in Resource Pharmacy’s bankruptcy case which is pending in this Court.

81            “Secured Claim” means a Claim secured by a lien on any property of any of the Estates, but only to the extent of the value of the secured interest that the holder of such

Claim has in such property as of the Petition Date (or, with respect to Court approved post-petition financing, the Confirmation Date), with such value calculated after deducting the amount of all liens, security interests, encumbrances, interests, or other claims, that are senior in priority to such Claim with respect to such property.

82            “Stock Transfer Date” means the date upon which Med will transfer the ownership interests in the TLC Debtors to the NCFE Released Parties, which shall be the first Business Day after the closing of the sale of the assets of the TLC Debtors to TLC Holdings I Corp. (an affiliate of Crescent Capital) as authorized by Order of the Court on April 2, 2004, or, if that sale does not close, to any alternate buyer that is approved by the Court (the “TLC Asset Sale”).

83            “Subordinated Claim” means: (a) any Claim, or a portion of a Claim, that is subject to subordination under section 510 of the Code, and (b) any Claim, or portion of a Claim, for any fine, penalty, or forfeiture, or for multiple, exemplary, or punitive damages to the extent that such fine, penalty, forfeiture, or damages are not compensation for actual pecuniary loss suffered by the holder of such Claim.  In the event that the Court determines that the subordination of a Claim is inappropriate, such Claim shall be treated as an Unsecured Claim in Class A-4, B-4, or C-4, as applicable.

84            “Sun Capital” means Sun Capital Health Care, Inc.

85            “Sun Capital Escrow Account” means an account established by Sun Capital to hold the proceeds of pre-October 18, 2002 receivables of the Debtors, in the approximate amount of $3.6 million.

86            “Tax Claim” means a Claim entitled to priority under section 507(a)(8) of the Code.

87            “TLC Debtors” means Tender Loving Care Health Care Services, Inc., a Delaware corporation; T.L.C. Home Health Care, Inc., a Florida corporation; Albert Gallatin Home Care, Inc., a Delaware corporation; Staff Builders, Inc., a New York corporation; Staff Builders International, Inc., a New York corporation; Careco, Inc., a Massachusetts corporation;

Tender Loving Care Home Care Services, Inc., a New York corporation; T.L.C. Midwest, Inc., a Delaware corporation; U.S. Ethicare Corp., a Delaware corporation; T.L.C. Medicare Services of Dade, Inc., a Florida corporation; T.L.C. Medicare Services of Broward, Inc., a Florida corporation; U.S. Ethicare Chautauqua Corp., a New York corporation; Ethicare Certified Services, Inc., a New York corporation; U.S. Ethicare Erie Corp., a New York corporation; U.S. Ethicare Niagara Corp., a New York corporation; S.B.H.F., Inc., a New York corporation; Staff Builders Services, Inc., a New York corporation; Staff Builders Home Health Care, Inc., a Delaware corporation; St. Lucie Home Health Agency, Inc., a Florida corporation; and A Reliable Homemaker of Martin St. Lucie County, Inc., a Florida corporation, each of which is a debtor in a chapter 11 bankruptcy case pending in this Court.

88            “Transferred Claims” means those claims and causes of action that are transferred to the Litigation Trust pursuant to the terms of the Trestle Plan, the Resource Plan, and the Med Plan.

89            “Trestle” means Trestle Corporation, a Delaware corporation.

90            “Trestle Plan” means the “Second Amended Plan of Liquidation of Trestle Corporation Dated May 6, 2004” filed in Trestle’s bankruptcy case, which Trestle Plan was confirmed by the Bankruptcy Court’s Findings of Fact, Conclusions of Law and Order Confirming The Second Amended Plan of Liquidation of Trestle Corp. Dated May 6, 2004, As Modified, dated July 2, 2004.

91            “Unclaimed Property” means any funds or other property to be distributed to Creditors pursuant to the Plan and the Creditors’ Trust Agreements which, after an attempted distribution, has not been received by the rightful Creditor.  Unclaimed property shall include checks and any other property that have been returned as undeliverable without a proper forwarding address, or which were not mailed or delivered because of the absence of a proper address to which to mail or deliver such property.

92            “Unsecured Claim” means a Claim that is not a Priority Claim, Secured Claim, Subordinated Claim, or Administrative Claim.

B             Interpretation, Rules of Construction, and Computation of Time

1              Any term used in the Plan that is not defined herein, whether in this Article I or elsewhere, or other Exhibits hereto, but that is defined in the Code or the Bankruptcy Rules has the meaning ascribed to that term in (and shall be construed in accordance with the rules of construction under) the Code or the Bankruptcy Rules.

2              Any capitalized term used in the Plan that is not defined herein, or other Exhibits hereto, but that is defined and used in the Disclosure Statement has the meaning ascribed to that term in the Disclosure Statement.

3              The words “herein,” “hereof,” “hereto,” “hereunder” and others of similar import refer to the Plan as a whole and not to any particular article, section, subsection or clause contained in the Plan.

4              Unless specified otherwise in a particular reference, a reference in the Plan to an article or a section is a reference to that article or section of the Plan.

5              Any reference in the Plan to a document being in a particular form or on particular terms and conditions means that the document shall be substantially in such form or substantially on such terms and conditions.

6              Any reference in the Plan to an existing document means such document, as it may have been amended, modified or supplemented from time to time as of the Effective Date.

7              Whenever from the context it is appropriate, each term stated in either the singular or the plural shall include both the singular and the plural.

8              The rules of construction set forth in section 102 of the Code shall apply to the Plan.

9              In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

10            All Exhibits to the Plan are incorporated into the Plan, and shall be deemed to be part of the Plan.

11            The provisions of the Plan shall control over the contents of the Disclosure Statement.  The provisions of the Confirmation Order shall control over the contents of the Plan.

12            Unless otherwise specified in the Plan, whenever a distribution of property must be made, or an act required on a particular date, the distribution or act shall occur on such date, or as soon as practicable thereafter.

ARTICLE II

PAYMENT OF ADMINISTRATIVE EXPENSES

AND TREATMENT OF CERTAIN UNCLASSIFIED CLAIMS

A             Administrative Claims.  Subject to the bar date provisions of section II.B of the Plan, on the later of the Effective Date or the date on which the Administrative Claim is allowed, the Debtors or the Reorganized Debtors, as administrators of the Administrative Claims Fund, as applicable, will pay to each Creditor holding an Allowed Administrative Claim (other than the CHT Administrative Claims), unless that Creditor agrees to different treatment, Cash equal to the unpaid portion of such Allowed Administrative Claim; provided, however, that Allowed Administrative Claims representing obligations incurred in the ordinary course of business of the Debtors (other than the CHT Administrative Claims) shall be paid in full and performed by the Debtors or the Reorganized Debtors, as applicable, in accordance with the terms and conditions of the particular transactions and any applicable agreements.  United States Trustee quarterly fees will be paid in accordance with 28 U.S.C. § 1930(a)(6).  The source of funds for payment of Allowed Administrative Claims shall be the Debtors’ Cash and the Administrative Claims Fund, which shall be funded on or before the Effective Date.

The CHT Administrative Claims, in which the Bank holds a first priority security interest, shall be deemed satisfied through the treatment of the Bank’s Claims and the NCFE Released Parties’ Claims (which have been assigned to the Bank) under the Plan, and the CHT Administrative Claims shall be canceled as of the Effective Date.

B                     Bar Date For Administrative Claims.  All applications for compensation of Professionals for services rendered and for reimbursement of expenses incurred on or before the

Effective Date, and any other request for compensation by any Entity for making a substantial contribution in the Cases, and all other requests for payment of Administrative Claims incurred before the Effective Date under sections 507(a)(1) or 503(b) of the Code (except only for Claims under 28 U.S.C. § 1930) shall be filed no later than sixty (60) days after the Effective Date.  Any such Claim not filed within this deadline shall be forever barred and the Debtors and the Reorganized Debtors shall be discharged of any obligation on such Claim; and any Creditor who is required to file a request for payment of such Claim and who does not file such request by the applicable bar date shall be forever barred from asserting such Claim against the Estates, the Administrative Claims Funds, the Reorganized Debtors, the Creditors’ Trusts, the Litigation Trust, or any of their respective properties.  The Allowed Administrative Claims of Professionals shall be paid in accordance with section 1129(a)(9)(A) of the Code by the Debtors or the Reorganized Debtors, as administrators of the Administrative Claims Fund, as applicable.  Any objections to Administrative Claims must be filed by the later of (i) sixty (60) days after the Effective Date, or (ii) twenty (20) days following a request for allowance of such Administrative Claim pursuant to this paragraph.

Any Claim arising on or after the Confirmation Date shall be asserted against the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust, as applicable, and shall not be dealt with under this Plan.

C     Allowed Tax Claims.  Unless the holder of such a Claim agrees otherwise, the Reorganized Debtors shall pay each holder of an Allowed Tax Claim against the Estates deferred Cash payments of a value, as of the Effective Date, equal to such Allowed Tax Claim.  The Reorganized Debtors shall pay interest on Allowed Tax Claims at the rate set forth in 26 U.S.C. § 6621 existing on the Confirmation Date (estimated to be 4.6% per annum).  Such deferred Cash payments shall fully amortize each Allowed Tax Claim, with interest, over a period not to exceed six (6) years from the date of assessment of such Allowed Tax Claim.  Interest shall begin to accrue on the outstanding amount of each such Claim as of the Effective Date and shall continue until each such Claim is paid in full.

ARTICLE III
CLASSIFICATION OF CLAIMS AND INTERESTS

A             Manner of Classification of Claims and Interests.  Except for Claims of a kind specified in sections 507(a)(1) or 507(a)(8) of the Code, all Claims against, and Interests in, the Debtors and with respect to all property of the Debtors and the Estates, are defined and hereinafter designated in respective Classes.  The Plan is intended to deal with all Claims against and Interests in the Debtors, of whatever character, whether known or unknown, whether or not with recourse, whether or not contingent or unliquidated, and whether or not previously allowed by the Court pursuant to section 502 of the Code.  However, only holders of Allowed Claims will receive any distribution under the Plan.  For purposes of determining Pro Rata distributions under the Plan, Disputed Claims shall be included in the Class in which such Claims would be included if Allowed.  Unless specifically designated as an obligation of a particular Debtor or a particular Reorganized Debtor, obligations created under this Plan shall be joint and several obligations of all of the Reorganized Debtors.  Nothing in the Plan or in the Confirmation Order shall affect or alter any subordination agreement or inter-creditor agreement between Creditors that existed prior to the Confirmation Date.

B             Classification.  Allowed Claims and Interests are divided into the following Classes. Claims against CDSI and Interests in CDSI are included in Classes labeled beginning with the letter “A”; Claims against CCG and Interests in CCG are included in Classes labeled beginning with the letter “B”; and Claims against CCS and Interests in CCS are included in Classes labeled beginning with the letter “C”.

CDSI Claims and Interests

1              Class A-1.1 Claims (Secured Claims of the Bank).  Class A-1.1 consists of the Allowed Secured Claims of the Bank against CDSI.

2              Class A-1.2 Claims (Secured Claims of the NCFE Released Parties).  Class A-1.2 consists of the Allowed Secured Claims of the NCFE Released Parties against CDSI.

3              Class A-1.3 Claims (Secured Claims of AIG).  Class A-1.3 consists of the Allowed Secured Claims of AIG against CDSI.

4              Class A-1.4 Claims (Secured Claims of Sun Capital).  Class A-1.4 consists of the Allowed Secured Claims of Sun Capital against CDSI.

5              Class A-1.5 Claims (Other Secured Claims).  Class A-1.5 consists of all Secured Claims against CDSI other than Claims in Classes A-1.1 through A-1.4.  Each holder of an Allowed Secured Claim against CDSI shall be deemed to be a separate sub-class of Class A-1.5.

6              Class A-2 Claims (Priority Claims).  Class A-2 consists of all Allowed Priority Claims against CDSI.  Class A-2 does not include any Tax Claims, all of which shall be treated in accordance with section II.C of the Plan.

7              Class A-3 Claims.  (Intentionally Omitted)

8              Class A-4 Claims (Other Unsecured Claims).  Class A-4 consists of all Allowed Claims against CDSI (including Claims arising from the rejection of executory contracts) other than (a) Administrative Claims, (b) Tax Claims, (c) Convenience Class Claims, and (d) Claims included within any other Class designated in the Plan.  Class A-4 shall be deemed to include those Creditor(s) holding an alleged Secured Claim against CDSI for which: (i) no collateral exists to secure the alleged Secured Claim; and/or (ii) liens, security interests, or other encumbrances that are senior in priority to the alleged Secured Claim exceed the fair market value of the collateral securing such alleged Secured Claim as of the Petition Date.

9              Class A-5 Claims (Unsecured Convenience Class Claims).  Class A-5 consists of all Allowed Convenience Class Claims against CDSI.

10            Class A-6 Claims (Subordinated Claims).  Class A-6 consists of all Allowed Subordinated Claims against CDSI.

11            Class A-7 Claims (Inter-Debtor Claims).  Class A-7 consists of all Allowed Claims of any Related Debtor (other than CDSI) against CDSI.

12            Class A-8 Interests.  Class 8 consists of all Interests in CDSI.

CCG Claims and Interests

13            Class B-1.1 Claims (Secured Claims of the Bank).  Class B-1.1 consists of the Allowed Secured Claims of the Bank against CCG.

14            Class B-1.2 Claims (Secured Claims of the NCFE Released Parties).  Class B-1.2 consists of the Allowed Secured Claims of the NCFE Released Parties against CCG.

15            Class B-1.3 Claims (Secured Claims of CMS).  Class B-1.3 consists of the Allowed Secured Claims of CMS against CCG.

16            Class B-1.4 Claims (Secured Claims of Sun Capital).  Class B-1.4 consists of the Allowed Secured Claims of Sun Capital against CDSI.

17            Class B-1.5 Claims (Other Secured Claims).  Class B-1.5 consists of all Secured Claims against CCG other than Claims in Classes B-1.1 through B-1.4.  Each holder of an Allowed Secured Claim against CCG shall be deemed to be a separate sub-class of Class B-1.5.

18            Class B-2 Claims (Priority Claims).  Class B-2 consists of all Allowed Priority Claims against CCG.  Class B-2 does not include any Tax Claims, all of which shall be treated in accordance with section II.C of the Plan.

19            Class B-3 Claims.  (Intentionally Omitted)

20            Class B-4 Claims (Other Unsecured Claims).  Class B-4 consists of all Allowed Claims against CCG (including Claims arising from the rejection of executory contracts) other than (a) Administrative Claims, (b) Tax Claims, (c) Convenience Class Claims, and (d) Claims included within any other Class designated in the Plan.  Class B-4 shall be deemed to include those Creditor(s) holding an alleged Secured Claim against CCG for which: (i) no collateral exists to secure the alleged Secured Claim; and/or (ii) liens, security interests, or other encumbrances that are senior in priority to the alleged Secured Claim exceed the fair market value of the collateral securing such alleged Secured Claim as of the Petition Date.

21            Class B-5 Claims (Unsecured Convenience Class Claims).  Class B-5 consists of all Allowed Convenience Class Claims against CCG.

22            Class B-6 Claims (Subordinated Claims).  Class B-6 consists of all Allowed Subordinated Claims against CCG.

23            Class B-7 Claims (Inter-Debtor Claims).  Class B-7 consists of all Allowed Claims of any Related Debtor (other than CCG) against CCG.

24            Class B-8 Interests.  Class 8 consists of all Interests in CCG.

CCS Claims and Interests

25            Class C-1.1 Claims (Secured Claims of the Bank).  Class C-1.1 consists of the Allowed Secured Claims of the Bank against CCS.

26            Class C-1.2 Claims (Secured Claims of the NCFE Released Parties).  Class C-1.2 consists of the Allowed Secured Claims of the NCFE Released Parties against CCS.

27            Class C-1.3 Claims (Secured Claims of Carrollton-Farmers Branch Independent School District).  Class C-1.3 consists of the Allowed Secured Claims of Carrollton-Farmers Branch Independent School District against CCS.

28            Class C-1.4 Claims (Secured Claims of Weingarten Realty Investors).  Class C-1.4 consists of the Allowed Secured Claims of Weingarten Realty Investors against CCS.

29            Class C-1.5 Claims (Secured Claims of Low/Fifty Construction).  Class C-1.5 consists of the Allowed Secured Claims of Low/Fifty Construction against CCS.

30            Class C-1.6 Claims (Secured Claims of Sun Capital).  Class C-1.6 consists of the Allowed Secured Claims of Sun Capital against CDSI.

31            Class C-1.7 Claims (Other Secured Claims).  Class C-1.7 consists of all Secured Claims against CCS other than Claims in Classes C-1.1 through C-1.6.  Each holder of an Allowed Secured Claim against CCS shall be deemed to be a separate sub-class of Class C-1.7.

32            Class C-2 Claims (Priority Claims).  Class C-2 consists of all Allowed Priority Claims against CCS. Class B-2 does not include any Tax Claims, all of which shall be treated in accordance with section II.C of the Plan.

33            Class C-3 Claims.  (Intentionally Omitted)

34            Class C-4 Claims (Other Unsecured Claims).  Class C-4 consists of all Allowed Claims against CCS (including Claims arising from the rejection of executory contracts) other than (a) Administrative Claims, (b) Tax Claims, (c) Convenience Class Claims, and (d) Claims included within any other Class designated in the Plan.  Class C-4 shall be deemed to include those Creditor(s) holding an alleged Secured Claim against CCS for which: (i) no collateral exists to secure the alleged Secured Claim; and/or (ii) liens, security interests, or other encumbrances that are senior in priority to the alleged Secured Claim exceed the fair market value of the collateral securing such alleged Secured Claim as of the Petition Date.

35            Class C-5 Claims (Unsecured Convenience Class Claims).  Class C-5 consists of all Allowed Convenience Class Claims against CCS.

36            Class C-6 Claims (Subordinated Claims).  Class C-6 consists of all Allowed Subordinated Claims against CCS.

37            Class C-7 Claims (Inter-Debtor Claims).  Class C-7 consists of all Allowed Claims of any Related Debtor (other than CCS) against CCS.

38            Class C-8 Interests.  Class 8 consists of all Interests in CCS.

ARTICLE IV

TREATMENT OF CLAIMS AND INTERESTS

Treatment of CDSI Claims and Interests

A             Class A-1.1 Claims of the Bank

Class A-1.1 is impaired. If the Med Plan is confirmed providing that the Bank will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med, which shall be transferred to the Bank.

In addition to the treatment provided above, the Bank will receive any net proceeds obtained by the Litigation Trust on account of the Litigation Trust Claims.  The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

B             Class A-1.2 Claims of the NCFE Released Parties

Class A-1.2 is impaired.  The Claims of the NCFE Released Parties have been assigned to the Bank pursuant to the NCFE/Bank Settlement.  As a result, if the Med Plan is confirmed providing that the Bank will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med, which shall be transferred to the Bank.

In addition to the treatment provided above, the Bank will receive any net proceeds obtained by the Litigation Trust on account of the Litigation Trust Claims.  The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.2, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

C             Class A-1.3 Claims of AIG

Class A-1.3 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class A-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

D             Class A-1.4 Claims of Sun Capital

Class A-1.4 is unimpaired.  To the extent that Sun Capital’s Claims are not paid in full from the Administrative Claims Fund on the Effective Date, each holder of an Allowed Secured Claim in Class A-1.4 shall receive payment in Cash of the amount of such unpaid Allowed Secured Claim on the Effective Date, or shall be paid according to such terms that are mutually acceptable to Sun Capital and the Debtors or Reorganized Debtors.  The approximate amount of

the Sun Capital claim is $2.6 million.    Notwithstanding anything to the contrary contained in this Plan, all of Sun Capital’s rights and its first priority security interest and liens (including with respect to the separate escrow account constituting the Resource Proceeds), under the factoring documents, all orders of this Court effective as of this date and any subsequent order of the Court, will be preserved until Sun Capital receives payment in Cash in full satisfaction of its Claims.  In the event, that the Debtors and Sun Capital cannot agree to the amount of Sun Capital’s Allowed Claim prior to the Effective Date, the Debtors will establish a separate reserve escrow on account thereof into which will be deposited Cash in an amount equal to the amount of Sun Capital’s Claim as asserted by Sun Capital (or such other amount as may be determined by Order of the Bankruptcy Court), and Sun Capital’s liens will attach to such escrow funds.  Until Sun Capital receives Cash payment in full satisfaction of its Allowed Claim, fees and charges provided for in the factoring documents shall continue to accrue and will be added to the amount of Sun Capital’s Claim.

E              Class A-1.5 Claims of Other Secured Creditors

Class A-1.5 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class A-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date. Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.5 by one of the following treatments: (x) the surrender to the holder of the

Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

F              Class A-2 Priority Claims

Class A-2 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class A-2 the principal amount of such Allowed Claim, without interest.

G             Class A-3.  (Intentionally Omitted)

H             Class A-4 Other Unsecured Claims

Class A-4 is impaired.  The holders of Allowed Claims in Class A-4 shall receive periodic payments from the CDSI Creditors’ Trust, as and when determined by the CDSI Creditors’ Trust Trustee in accordance with and as provided by the CDSI Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class A-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class A-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class A-4 by the CDSI Creditors’ Trust.

The CDSI Payment to be made to the CDSI Creditors’ Trust by the Reorganized Debtors on the Effective Date shall be the sole source of distributions to holders of Allowed Claims in Class A-4.

Any Claims of the Bank or the NCFE Released Parties in Class A-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes A-1.1 and A-1.2.  Neither the Bank nor the NCFE Released Parties (or their assignees) shall receive any other distributions on account of their Class A-4 Claims.

The Bank is the holder by assignment of the HMA Claims.  The Bank shall waive the HMA Claims against the Reorganized Debtors and any right to receive a distribution on account of the HMA Claims.  NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN, UPON CONFIRMATION OF THE PLAN THE BANK SHALL BE DEEMED TO HAVE WAIVED AND RELEASED ANY CLAIMS AGAINST THE REORGANIZED DEBTORS WITH RESPECT TO THE HMA CLAIMS, WHICH SHALL BE DISALLOWED AS ORDERED BY THE BANKRUPTCY COURT.

I               Class A-5 Unsecured Convenience Class Claims

Class A-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class A-5 the principal amount of such Allowed Claim, without interest.

J              Class A-6 Subordinated Claims

Class A-6 is impaired.  Holders of Allowed Subordinated Claims in Class A-6 will receive no distribution under the Plan on account of such Claims.

K             Class A-7 Inter-Debtor Claims

Class A-7 is impaired.  Holders of Allowed Claims in Class A-7 will receive no distribution under the Plan on account of such Claims.

L              Class A-8 Interests

Class A-8 is impaired.  If the Med Plan is confirmed providing that the Bank will receive 100% of the stock of CDSI on the effective date of the Med Plan, then the Class A-8 Interests in CDSI, except for those interests owned by Med (and transferred to the Bank), shall be deemed canceled on the Effective Date without payment of monies or other consideration on account of such Interests.

Treatment of CCG Claims and Interests

M            Class B-1.1 Claims of the Bank

Class B-1.1 is impaired.  On the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its ownership of the Interests in CDSI in satisfaction of its Allowed Claims in Class B-1.1.  Also in satisfaction of the Bank’s Allowed Claims in Class B-1.1, the Bank shall receive the right to 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class B-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

N             Class B-1.2 Claims of the NCFE Released Parties

Class B-1.2 is impaired.  The Claims of the NCFE Released Parties have been assigned to the Bank pursuant to the NCFE/Bank Settlement.  As a result, on the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its ownership of the Interests in CDSI in satisfaction of its Allowed Claims in Class B-1.2.  Also in satisfaction of the Bank’s Allowed Claims in Class B-1.2, the Bank shall receive the right to 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights (this is the same 25% interest in the CCG Recovery Rights provided on account of the Bank’s Class B-1.1 Claims).

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class B-1.2, and any such Claims shall be deemed canceled as of the

Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

O             Class B-1.3 Claims of CMS

Class B-1.3 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class B-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

P              Class B-1.4 Claims of Sun Capital

Class B-1.4 is unimpaired.  To the extent that Sun Capital’s Claims are not paid in full from the Administrative Claims Fund on the Effective Date, each holder of an Allowed Secured

Claim in Class B-1.4 shall receive payment in Cash of the amount of such unpaid Allowed Secured Claim on the Effective Date, or shall be paid according to such terms that are mutually acceptable to Sun Capital and the Debtors or Reorganized Debtors.  The approximate amount of the Sun Capital claim is $2.6 million.    Notwithstanding anything to the contrary contained in this Plan, all of Sun Capital’s rights and its first priority security interest and liens (including with respect to the separate escrow account constituting the Resource Proceeds), under the factoring documents, all orders of this Court effective as of this date and any subsequent order of the Court, will be preserved until Sun Capital receives payment in Cash in full satisfaction of its Claims.  In the event, that the Debtors and Sun Capital cannot agree to the amount of Sun Capital’s Allowed Claim prior to the Effective Date, the Debtors will establish a separate reserve escrow on account thereof into which will be deposited Cash in an amount equal to the amount of Sun Capital’s Claim as asserted by Sun Capital (or such other amount as may be determined by Order of the Bankruptcy Court), and Sun Capital’s liens will attach to such escrow funds.  Until Sun Capital receives Cash payment in full satisfaction of its Allowed Claim, fees and charges provided for in the factoring documents shall continue to accrue and will be added to the amount of Sun Capital’s Claim.

Q             Class B-1.5 Claims of Other Secured Creditors

Class B-1.5 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class B-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

R             Class B-2 Priority Claims

Class B-2 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class B-2 the principal amount of such Allowed Claim, without interest.

S              Class B-3.  (Intentionally Omitted)

T             Class B-4 Other Unsecured Claims

Class B-4 is impaired.  The holders of Allowed Claims in Class B-4 shall receive periodic payments from the CCG Creditors’ Trust, as and when determined by the CCG Creditors’ Trust Trustee in accordance with and as provided by the CCG Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class B-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class B-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class B-4 by the CCG Creditors’ Trust.

The claims and causes of action transferred to the CCG Creditors’ Trust pursuant to section V.E.2 of the Plan, and the CCG Payment to be made to the CCG Creditors’ Trust by the Reorganized Debtors on the Effective Date, shall be the sole sources of distributions to holders of Allowed Claims in Class B-4.  The assets transferred to, and payments collected by, the CCG Creditors’ Trust, net of the costs of administering the CCG Creditors’ Trust in accordance with section V.E.7 of the Plan and the CCG Creditors’ Trust Agreement, shall be shared Pro Rata as set forth in this paragraph.

Any Claims of the Bank or the NCFE Released Parties in Class B-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes B-1.1 and B-1.2.  Neither the Bank nor the NCFE Released Parties (or their assignees) shall receive any other distributions on account of their Class B-4 Claims.

The Bank is the holder by assignment of the HMA Claims.  The Bank shall waive the HMA Claims against the Reorganized Debtors and any right to receive a distribution on account of the HMA Claims.  NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN, UPON CONFIRMATION OF THE PLAN THE BANK SHALL BE DEEMED TO HAVE WAIVED AND RELEASED ANY CLAIMS AGAINST THE REORGANIZED DEBTORS WITH RESPECT TO THE HMA CLAIMS, WHICH SHALL BE DISALLOWED AS ORDERED BY THE BANKRUPTCY COURT.

U             Class B-5 Unsecured Convenience Class Claims

Class B-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class B-5 the principal amount of such Allowed Claim, without interest.

V             Class B-6 Subordinated Claims

Class B-6 is impaired.  Holders of Allowed Subordinated Claims in Class B-6 will receive no distribution under the Plan on account of such Claims.

W            Class B-7 Inter-Debtor Claims

Class B-7 is impaired.  Holders of Allowed Claims in Class B-7 will receive no distribution under the Plan on account of such Claims.

X             Class B-8 Interests

Class B-8 is impaired.  The Class B-8 Interests in CCG, except for those Interests owned by CDSI, shall be deemed canceled on the Effective Date without the payment of any monies or other consideration on account of such Interests.  Holders of Class B-8 Interests, other than CDSI, will not receive any distribution under the Plan on account of such Interests.

Treatment of CCS Claims and Interests

Y             Class C-1.1 Claims of the Bank

Class C-1.1 is impaired.  On the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its ownership of the Interests in CDSI in satisfaction of its Allowed Claims in Class C-1.1.  In addition, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class C-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

Z             Class C-1.2 Claims of the NCFE Released Parties

Class C-1.2 is impaired.  The Claims of the NCFE Released Parties have been assigned to the Bank pursuant to the NCFE/Bank Settlement.  As a result, on the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its ownership of the Interests in CDSI in satisfaction of its Allowed Claims in Class C-1.2.  In addition, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class C-1.2, and any such Claims shall be deemed canceled as of the

Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

AA         Class C-1.3 Claims of Carrollton-Farmers Branch Independent School District

Class C-1.3 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

BB           Class C-1.4 Claims of Weingarten Realty Investors

Class C-1.4 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in

Class C-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

CC           Class C-1.5 Claims of Low/Fifty Construction

Class C-1.5 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

DD          Class C-1.6 Claims of Sun Capital

Class C-1.6 is unimpaired.  To the extent that Sun Capital’s Claims are not paid in full from the Administrative Claims Fund on the Effective Date, each holder of an Allowed Secured Claim in Class C-1.6 shall receive payment in Cash of the amount of such unpaid Allowed Secured Claim on the Effective Date, or shall be paid according to such terms that are mutually acceptable to Sun Capital and the Debtors or Reorganized Debtors.  The approximate amount of the Sun Capital claim is $2.6 million.    Notwithstanding anything to the contrary contained in this Plan, all of Sun Capital’s rights and its first priority security interest and liens (including with respect to the separate escrow account constituting the Resource Proceeds), under the factoring documents, all orders of this Court effective as of this date and any subsequent order of the Court, will be preserved until Sun Capital receives payment in Cash in full satisfaction of its Claims.  In the event, that the Debtors and Sun Capital cannot agree to the amount of Sun Capital’s Allowed Claim prior to the Effective Date, the Debtors will establish a separate reserve escrow on account thereof into which will be deposited Cash in an amount equal to the amount of Sun Capital’s Claim as asserted by Sun Capital (or such other amount as may be determined by Order of the Bankruptcy Court), and Sun Capital’s liens will attach to such escrow funds.  Until Sun Capital receives Cash payment in full satisfaction of its Allowed Claim, fees and charges provided for in the factoring documents shall continue to accrue and will be added to the amount of Sun Capital’s Claim.

EE                                  Class C-1.7 Claims of Other Secured Creditors

Class C-1.7 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.7 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.7 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.7 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.7 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

FF                                  Class C-2 Priority Claims

Class C-2 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class C-2 the principal amount of such Allowed Claim, without interest.

GG                                Class C-3.  (Intentionally Omitted)

HH                              Class C-4 Other Unsecured Claims

Class C-4 is impaired.  The holders of Allowed Claims in Class C-4 shall receive periodic payments from the CCS Creditors’ Trust, as and when determined by the CCS Creditors’ Trust Trustee in accordance with and as provided by the CCS Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class C-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class C-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class C-4 by the CCS Creditors’ Trust.

The CCS Payment to be made to the CCS Creditors’ Trust by the Reorganized Debtors on the Effective Date shall be the sole source of distributions to holders of Allowed Claims in Class C-4.

Any Claims of the Bank or the NCFE Released Parties in Class C-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes C-1.1 and C-1.2.  Neither the Bank nor the NCFE Released Parties (or their assignees) shall receive any other distributions on account of their Class C-4 Claims.

The Bank is the holder by assignment of the HMA Claims.  The Bank shall waive the HMA Claims against the Reorganized Debtors and any right to receive a distribution on account of the HMA Claims.  NOTWITHSTANDING ANY OTHER PROVISION OF THE PLAN, UPON CONFIRMATION OF THE PLAN THE BANK SHALL BE DEEMED TO HAVE WAIVED AND RELEASED ANY CLAIMS AGAINST THE REORGANIZED DEBTORS WITH RESPECT TO THE HMA CLAIMS, WHICH SHALL BE DISALLOWED AS ORDERED BY THE BANKRUPTCY COURT.

II                                        Class C-5 Unsecured Convenience Class

Claims Class C-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class C-5 the principal amount of such Allowed Claim, without interest.

JJ                                      Class C-6 Subordinated Claims

Class C-6 is impaired.  Holders of Allowed Subordinated Claims in Class C-6 will receive no distribution under the Plan on account of such Claims.

KK                              Class C-7 Inter-Debtor Claims

Class C-7 is impaired.  Holders of Allowed Claims in Class C-7 will receive no distribution under the Plan on account of such Claims.

LL                                  Class C-8 Interests

Class C-8 is impaired.  The Class C-8 Interests in CCS, except for those Interests owned by CDSI, shall be deemed canceled on the Effective Date without the payment of any monies or other consideration on account of such Interests.  Holders of Class C-8 Interests, other than CDSI, will not receive any distribution under the Plan on account of such Interests.

ARTICLE V

IMPLEMENTATION OF THE PLAN AND
EXECUTION OF ITS TERMS

A                                      Implementation of the Plan

The Debtors propose to implement and consummate the Plan through the means contemplated by sections 1123(a)(5)(A), (B), (D), (E) and (J), 1123(b)(2), (b)(3)(A) and (B), (b)(4) and (b)(5), 1145(a), and all other applicable sections of the Code.

B                                        Transfer of Right to Net Recoveries; Transfer of Sun Capital Escrow Account

On the Effective Date, or as soon thereafter as practicable, the right to receive 25% of the Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights shall be irrevocably assigned, transferred and conveyed to the Bank on account of the Bank’s Class B-1.1 and B-1.2 Claims.

On the Effective Date, all cash and other rights and interests in the Sun Capital Escrow Account shall be transferred, free and clear of any and all claims, including without limitation any and all claims of the Related Debtors, the TLC Debtors, and their respective creditors and equity security holders as follows: (i) $400,000 to the Bank, and (ii) the remainder to the NCFE Released Parties.  Thereafter, Sun Capital shall have no further liability or obligation to collect prepetition accounts receivable.

C                                        The Reorganized Debtors

On the Effective Date, except for those assets and causes of action transferred to the Bank, the Creditors’ Trusts and the Litigation Trust pursuant to sections V.B, V.E.2 and V.F.2 of the Plan, title to all assets, properties, and business operations of the Debtors and of the Estates shall revest in each respective Reorganized Debtor, and thereafter, the Reorganized Debtors shall own and retain such assets free and clear of all liens and Claims, except as expressly provided in the Plan.  From and after the Effective Date, except as otherwise described in this Plan, the Reorganized Debtors shall own and operate such assets without further supervision by or jurisdiction of this Court.  From and after the Effective Date, in accordance with the terms of this Plan and the Confirmation Order, the Reorganized Debtors shall perform all obligations under all executory contracts and unexpired leases assumed in accordance with Article VI of the Plan.

The sources of funds for payment of all Allowed Administrative Claims to be paid on the Effective Date pursuant to the Plan shall be the Administrative Claims Fund.  Pursuant to the terms of the Trestle Plan and Resource Plan, Trestle and Resource Pharmacy shall transfer Cash to the Administrative Claims Fund on the Effective Date sufficient to make all required Effective Date payments to holders of Allowed Administrative Claims.

In addition, the Reorganized Debtors shall issue all necessary shares of the CDSI Common Stock, if applicable, and are authorized to execute any and all agreements necessary for the consummation of the Plan.

D                                       Securities Laws

The Reorganized Debtors may, under certain circumstances, be required to register or otherwise report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and accordingly be required to file with the SEC and send to the holders of New CDSI Common

Stock certain periodic reports and other information pursuant to the Exchange Act.  It is anticipated that the Reorganized Debtors will not be required to register or report under the Exchange Act.

E                                         The Creditors’ Trusts

1              Purpose of the CCG Creditors’ Trust.  The CCG Creditors’ Trust shall be deemed established on the Effective Date pursuant to the terms of the CCG Creditors’ Trust Agreement.  The purpose of the CCG Creditors’ Trust is to receive and disburse the CCG Payment to holders of Allowed Claims in Class B-4 pursuant to the Plan, and to prosecute the CCG Recovery Rights and distribute any Net Recoveries obtained thereby (a) with respect to the 25% share of the Net Recoveries held by the Bank, to or for the benefit of the Bank and (b) with respect to the 75% share of the Net Recoveries held by the CCG Creditor’s Trust, to the holders of Allowed Claims in Class B-4, in each case in accordance with Article IV of the Plan.  The CCG Creditors’ Trust shall also be responsible for objecting to Claims in Class B-4, if appropriate.

2              Transfers of CCG Recovery Rights and Right to Net Recoveries; Payments to the CCG Creditors’ Trust by Reorganized Debtors.  On the Effective Date, or as soon thereafter as practicable, the CCG Recovery Rights and the right to receive 75% of the Net Recoveries shall be irrevocably assigned, transferred and conveyed to the CCG Creditors’ Trust.  Notwithstanding any other provision of the Plan, the CCG Creditors’ Trust Trustee shall have the right in his/her/its sole and absolute discretion to prosecute, compromise, settle and release the CCG Recovery Rights.  The CCG Creditors’ Trust Trustee shall have no obligation or liability to any Creditor or party-in- interest, including without limitation the Bank, for his/her/its decision not to prosecute or to compromise or release any of the CCG Recovery Rights.

3              Purpose of the CDSI Creditors’ Trust and the CCS Creditors’ Trust.  The CDSI Creditors’ Trust and the CCS Creditors’ Trust shall be deemed established on the Effective Date pursuant to the terms of the applicable Creditors’ Trust Agreements.  The purpose of the CDSI Creditors’ Trust and the CCS Creditors’ Trust is to receive and disburse the CDSI Payment and the CCS Payment to holders of Allowed Claims in Classes A-4 and C-4, respectively, pursuant to the Plan.  The CDSI Creditors’ Trust and CCS Creditors’ Trust also shall be responsible for objecting to Claims in Classes A-4 and C-4, if appropriate.

4              Management and Powers of the Creditors’ Trusts; Substitution of Parties.  After the Effective Date, the affairs of the Creditors’ Trusts and all assets held or controlled by the Creditors’ Trusts shall be managed under the direction of the applicable Creditors’ Trust Trustees in accordance with the terms of the Creditors’ Trust Agreements.  The authority and powers of the Creditors’ Trust Trustees shall include, without limitation, the authority and power: (a) to object to Claims in Classes A-4, B-4, and C-4 (a trustee of a Creditors’ Trust shall object only to Claims that would otherwise be paid from the applicable Creditors’ Trust), and the ability to prosecute or settle such objections and defend claims and counterclaims asserted in connection therewith (including by way of asserting the Debtors’ rights of recoupment, setoff or otherwise); (b) in the case of the CCG Creditors’ Trust Trustee, to initiate and prosecute in every capacity, including as representative of the Estates under section 1123(b)(3) of the Code, of the CCG Recovery Rights assigned to the CCG Creditors’ Trust; (c) in the case of the CCG Creditors’ Trust Trustee, to compromise and settle of any such CCG Recovery Rights assigned to the CCG Creditors’ Trust; (d) to effect distributions under the Plan to the holders of Allowed Claims in Classes A-4, B-4, and C-4, as applicable; (e) to participate in any post-Confirmation Date motions to amend or modify the Plan or the Creditors’ Trust Agreements, or appeals from the Confirmation Order as it relates to the classes of Claims to be paid from the Creditors’ Trusts; and (f) to participate in actions to enforce or interpret the Plan as it relates to classes of Claims to be paid from the Creditors’ Trusts.

On and after the Effective Date, the Creditors’ Trust Trustees shall be deemed to be substituted as the objecting parties for all pending objections to Claims in Classes A-4, B-4, and C-4 (the appropriate Creditors’ Trust Trustee shall correspond to whichever Creditors’ Trust is responsible for payment of the Claim, if allowed).

If the holder of a Disputed Claim in Classes A-4, B-4, or C-4 and the applicable Creditors’ Trust Trustee agree to a settlement of such holder’s Disputed Claim for an amount not in excess of the face amount of such Disputed Claim, provided that the face amount of the Disputed Claim is less than $50,000, such Claim shall be deemed to be an Allowed Claim as of the Effective Date in an amount equal to the agreed settlement amount without need for further review or approval of the Court.  If the proposed settlement involves a Disputed Claim that was filed in a face amount greater than or equal to $50,000, or the proposed settlement amount exceeds the face amount of such Disputed Claim, then the applicable Creditors’ Trust Trustee shall provide notice of the proposed settlement (with a 15-day period to object) to each of the members of the Committee (as constituted on the Confirmation Date), the Office of the United States Trustee, and counsel for the Reorganized Debtors.  If no objection is received by the applicable Creditors’ Trust Trustee within the 15-day period and the proposed settlement amount is not in excess of the face amount of such Disputed Claim, the settled Claim shall be deemed to be an Allowed Claim as of the Effective Date without the need for further review or approval of the Court.  If an objection to a proposed settlement is received within the 15-day period or the proposed settlement amount in excess of the face amount of such Disputed Claim, the applicable Creditors’ Trust Trustee shall schedule a Court hearing to resolve the objection, or approve the proposed settlement, as the case may be.

5              Establishment of Reserve.  Pursuant to the terms of the Creditors’ Trust Agreements, the Creditors’ Trust Trustees shall maintain a reserve in trust for the payment of any administrative expenses of the Creditors’ Trusts, taxes, and any Disputed Claims, which may later become Allowed Claims.  No distributions shall be made on account of any Disputed Claims unless and until such Claims become Allowed Claims as provided in the Creditors’ Trust Agreements.

6              Employment of Professionals.  The Creditors’ Trust Trustees are authorized, without further order of the Court, to employ such Entities, including professionals, as he/she/it may deem necessary to enable him/her/it to perform his/her/its functions under the

Plan, and the costs of such employment and other expenditures shall be paid solely from assets transferred to, or payments received by, the Creditors’ Trusts as provided in the Plan.  Such Entities shall be compensated and reimbursed for their reasonable and necessary fees and out-of-pocket expenses on a monthly basis from the Creditors’ Trusts without further notice, hearing or approval of the Court except as set forth in the Creditors’ Trust Agreements.

7              Objections to Claims by the Creditors’ Trusts.  All objections to Disputed Claims in Classes A-4, B-4, and C-4 to be filed by the Creditors’ Trust Trustees shall be filed with the Court and served upon the holders of such Claims by the later of (a) 90 days after the Effective Date, or (b) 90 days after the particular proof of claim has been filed, except as extended by an agreement between the claimant and the applicable Creditors’ Trust, or by order of the Court upon a motion filed by the applicable Creditors’ Trust Trustee, with notice of such motion to be served upon the Office of the United States Trustee and those holders of Claims to which the objection is made.  If no objection has been filed to a proof of claim by the objection bar dates established in this paragraph, the Claim to which such proof of claim relates shall be treated as an Allowed Claim for all purposes under the Plan.

8              Payments to the Bank.  The Trustee shall make payments to the Bank on account of its right to receive a 25% share of the Net Recoveries within 30 days after the Net Recoveries are obtained or determined.

9              Distributions to Creditors.  Distributions shall be made in accordance with the Plan, the Confirmation Order, and the Creditors’ Trust Agreements.

a              Reserve for Unpaid Claims.  For purposes of calculating Pro Rata distributions or any other distributions to be made under the Plan to holders of Allowed Claims, the calculation of the total Allowed Claims shall be computed as if all Disputed Claims then pending were allowed in the full amount thereof.

b              Initial Distribution Date.  Except for payments required to be made on the Effective Date in accordance with other sections of the Plan, the Creditors’ Trust Trustees shall make distributions from the Creditors’ Trusts at such time as they deem appropriate, to the holders of Allowed Claims in Classes A-4, B-4, and C-4, provided that in the reasonable discretion of the Creditors’ Trust Trustees, there shall be in the Creditors’ Trusts Cash in an amount sufficient to render feasible a distribution after making reasonable reserves to pay the expenses (including, but not limited to, federal income taxes and withholding taxes, if any, or in objecting to Claims), debts, charges, liabilities, and obligations of the Creditors’ Trusts.

c              Allowance of Claims.  Distributions shall be made with respect to any Disputed Claim, which becomes an Allowed Claim after the Effective Date, on or as soon as practicable after the date on which a Disputed Claim becomes an Allowed Claim.  The amount of any distribution shall be calculated on a Pro Rata basis, so that each Disputed Claim that becomes an Allowed Claim receives an initial distribution equal to the total percentage distributions made prior to the date of such allowance on account of other Allowed Claims of the same Class under the Plan and the applicable Creditors’ Trust Agreement.

d              Subsequent Distribution Dates.  After the Initial Distribution Date, unless otherwise directed in a post-Confirmation Date Final Order, the Creditors’ Trust Trustees shall make additional distributions at such time as the Creditors’ Trust Trustees, in the exercise of their discretion deem appropriate to the holders of Allowed Claims in Classes A-4, B-4, and C-4, of the Cash then held in the respective Creditors’ Trusts (after reasonable reserves to pay the expenses including, but not limited to, federal and state income taxes and withholding taxes, if any, and all expenses and fees incurred in the prosecution of the CCG Recovery Rights or in objecting to Claims, debts, charges, liabilities, and obligations of each Creditors’ Trust have been made in the reasonable discretion of the Trustee of such Creditors’ Trust), provided that each distribution to a single Creditor must exceed $25.00 and any distribution which is less than $25.00 shall be withheld and carried-over to the next distribution date.  Notwithstanding the foregoing, the final distribution to any Creditor shall be made even if it is less than $25.00.

e              Unclaimed Property.  Until the expiration of 180 days following the date on which the distribution of the Unclaimed Property has been attempted, Unclaimed Property shall be delivered upon presentation of proper proof by a holder of its entitlement thereto, after which time the holder of an Allowed Claim entitled to such Unclaimed Property shall cease to be entitled thereto.  Thereafter, all right, title and interest therein shall vest in the Creditors’ Trusts for redistribution in accordance with the Plan and the applicable Creditors’ Trust Agreement.  After the expiration of 180 days following the date of an attempted distribution of Unclaimed Property, each Claim with respect to such Unclaimed Property shall be treated as if it had been disallowed in its entirety.

f               Surrender.  Notwithstanding any other provision of the Plan, no holder of an Allowed Claim shall receive any distribution under the Plan in respect of such Allowed Claim until such holder has surrendered to the Creditors’ Trusts any promissory note or other document(s) evidencing such Allowed Claim, or until evidence of loss and indemnity satisfactory to the Creditors’ Trust Trustees, in his/her/its sole and absolute discretion, shall have been delivered to the Creditors’ Trust in the case of any note or other document(s) alleged to be lost, stolen or destroyed.

g              Final Distribution.  Upon resolution of all outstanding objections to Disputed Claims in Classes A-4, B-4, and C-4 and after the payment of all expenses and other obligations of the Creditors’ Trusts, and after the CCG Recovery Rights have all been resolved or abandoned and the Bank ‘s share of the Net Recoveries has been distributed, the Creditors’ Trust Trustees shall make Pro Rata distributions of all remaining assets of the Creditors’ Trusts to holders of Allowed Claims in Classes A-4, B-4, and C-4 in accordance with the Plan and the Creditors’ Trust Agreements.

h              Exemption From Certain Transfer Taxes.  Pursuant to section 1146(c) of the Code, the issuance, transfer or exchange of a security, or the making or delivery of an instrument of transfer under a plan confirmed under section 1129 of the Code, may not be taxed under any law imposing a stamp tax, transfer tax or similar tax.  Pursuant to section 1146(c) of the Code, no transfer to or from the Creditors’ Trusts, the Litigation Trust, or the Administrative Claims Fund under the Plan, shall be subject to any stamp tax, transfer tax or similar tax.

i               Estimation of Unliquidated Disputed Claims.  As to any unliquidated Disputed Claim, including Claims based upon rejection of executory contracts or leases, or other Disputed Claims, the Court, upon motion by a Creditors’ Trust Trustee, may estimate the amount of the Disputed Claim and may determine an amount sufficient to reserve for any such Claim.  Any Entity whose Disputed Claim is so estimated shall have recourse only against the applicable Creditors’ Trust and against no other assets or person (including the Creditors’ Trust Trustees), and in any case only in an amount not to exceed the estimated amount of such Entity’s Claim, even if such Entity’s Claim, as finally allowed, exceeds the maximum estimated amount thereof.

10            Certain Tax Matters.  For all federal and state income tax purposes, the Debtors and/or the Reorganized Debtors shall report and treat the transfers of property (other than their own debt instruments) to each Creditors’ Trust as sales of such assets at a selling price equal to the fair market value of such assets on the date of the transfer.  For all such purposes, in each case the transferred assets shall be deemed to have the fair market values determined by the Debtors or the Reorganized Debtors, as appropriate, in their absolute and sole discretion, and such valuations shall be used by Debtors and/or the Reorganized Debtors and the Creditors’ Trust.  The Creditors’ Trusts shall be deemed to be “disputed ownership funds” within the meaning of Proposed Treasury Regulation section 1.468B-9.  The Debtors or Reorganized Debtors, as appropriate, shall prepare, make, and file with the IRS, with copies to the appropriate Creditors’ Trust Trustee, any statement required by Proposed Treasury Regulations section 1.468B-9.  Any such statements shall be consistent with the provisions of the Plan and the Debtors’ or Reorganized Debtors’ determinations of the fair market values of the property conveyed to the Trustee of the Creditors’ Trusts.

F                                         The Litigation Trust

1              Purpose of the Litigation Trust.  The Litigation Trust shall be deemed established on the Effective Date pursuant to the terms of the Litigation Trust Agreement.  The purpose of the Litigation Trust is to prosecute the Litigation Trust Claims and distribute to the

Bank any proceeds therefrom net of all claims and expenses of the Litigation Trust Trustee.  No other Creditors or Entities shall receive any proceeds from the Litigation Trust Claims.

2              Transfers of the Litigation Trust Claims to the Litigation Trust.  On the Effective Date, or as soon thereafter as practicable, the Litigation Trust Claims shall be irrevocably assigned, transferred and conveyed to the Litigation Trust.

3              Transfer of Sun Accounts Receivable.  On the Effective Date, immediately following the payment in full of the Allowed Claim of Sun Capital or, if there is a disagreement about the amount of the Allowed Claim, upon the establishment of a separate reserve escrow account into which will be deposited an amount equal to the amount of Sun Capital’s Claim as asserted by Sun Capital (or such other amount as may be determined by Order of the Bankruptcy Court) to which Sun Capital’s lien will attach, all purchased accounts receivable shall be transferred by Sun Capital to the Litigation Trust.

4              Management and Powers of the Litigation Trust; Substitution of Parties.  After the Effective Date, the affairs of the Litigation Trust and all assets held or controlled by the Litigation Trust shall be managed under the direction of the Litigation Trust Trustee in accordance with the terms of the Litigation Trust Agreement.  The powers of the Litigation Trust shall include: (a) the initiation and prosecution in every capacity, including as representative of the Estates under section 1123(b)(3)(B) of the Code, of the Litigation Trust Claims assigned to the Litigation Trust; (b) the compromise and settlement of any such Litigation Trust Claims assigned to the Litigation Trust; (c) the distribution of net proceeds from the Litigation Trust Claims to the Bank; (d) participation in any post-Confirmation Date motions to amend or modify the Plan or the Litigation Trust Agreement, or appeals from the Confirmation Order as it relates to the Litigation Trust; and (e) participation in actions to enforce or interpret the Plan as it relates to the Litigation Trust.

On and after the Effective Date, the Litigation Trust Trustee shall be deemed to be substituted as the plaintiff or party- in- interest, as applicable, for all pending Litigation Trust Claims.

The Litigation Trust Trustee may compromise or settle any Litigation Trust Claim without the need for further review or approval of the Court.  However, in the event that any proposed settlement of a Litigation Trust Claim would result in a Class 10A Claim against Med under the terms of the Med Plan, the Litigation Trust Trustee shall provide the Med Creditors’ Trust Trustee (as defined in the Med Plan) notice of the proposed settlement and a 15-day period to object to the proposed settlement. If the Med Creditors’ Trust Trustee objects to a proposed settlement within the 15-day objection period, the Litigation Trust Trustee shall seek Court approval of the proposed settlement, and the objection shall be resolved by the Court.

5              Employment of Professionals.  The Litigation Trust Trustee is authorized, without further order of the Court, to employ such Entities, including professionals, as he/she/it may deem necessary to enable him/her/it to perform his/her/its functions under the Plan, and the costs of such employment and other expenditures shall be paid solely from assets transferred to, or payments received by, the Litigation Trust as provided in the Plan. Such Entities shall be compensated and reimbursed for their reasonable and necessary fees and out-of-pocket expenses on a monthly basis from the Litigation Trust without further notice, hearing or approval of the Court except as set forth in the Litigation Trust Agreement.

6              Prosecution of the Litigation Trust Claims.  Pursuant to the Confirmation Order, on the Effective Date, the Debtors will irrevocably assign, transfer and convey to the Litigation Trust the Litigation Trust Claims.  The Litigation Trust shall have the full power and authority to initiate, prosecute, compromise or otherwise resolve any and all Litigation Trust Claims, and all fees, costs, and expenses incurred in respect of the investigation, initiation, and prosecution of such claims shall be payable and paid solely by the Litigation Trust, with all net proceeds derived therefrom to be distributed directly to the Bank.

7              Certain Tax Matters.  The Trustee shall report the Litigation Trust for federal income tax purposes as a “liquidating trust” as defined in Treasury Regulations Section 301.7701-4(d) and Rev. Proc. 94-45 and as a “grantor trust,” with the Bank treated as the grantor and the deemed owner of the Litigation Trust.  The transfer of the Litigation Trust

Claims to the Litigation Trust will be treated, for all federal and state tax purposes, as a deemed transfer to the Bank, followed by a deemed transfer by the Bank to the Litigation Trust.  The Litigation Trust Trustee shall, in his/her/its reasonable discretion, determine the value of all property transferred to the Litigation Trust and the Litigation Trust Trustee, the Debtors, and the Bank shall use such valuations for all federal and state tax purposes.

All of the Litigation Trust’s income shall be subject to federal income tax on a current basis and the Trust’s income shall be allocated to, and reported as income by, the Bank.  The Litigation Trust shall distribute to the Bank at least annually such net income and net proceeds from the sale of assets of the Litigation Trust as are in excess of an amount of Cash maintained in reserve in the Litigation Trust to cover reasonably necessary expenses of prosecuting, compromising or settling the Litigation Trust Claims and otherwise maintaining the value of the assets of the Litigation Trust until the Litigation Trust Claims have been liquidated.

G                                        Management of the Reorganized Debtor

Prior to the Confirmation Hearing, the Debtors will designate and disclose the identity and affiliations of the initial officers and directors of the Reorganized Debtors, and will file a designation of such officers and directors with the Bankruptcy Court.  Prior to the Confirmation Hearing, the Debtors shall designate and disclose the identity of any insider (as defined in section 101(31) of the Code) that will be employed or retained by the Reorganized Debtors, and the nature of the compensation for such insider.

H                                       The Disbursing Agent

The Reorganized Debtors shall serve as disbursing agents, without bond, for purposes of making transfers and payments under this Plan, except with respect to distributions to be made by the Creditors’ Trusts, and the Litigation Trust, for which the Creditors’ Trust Trustees and the Litigation Trust Trustee, respectively, shall serve as the disbursing agents, without bond.

I                                            Objections to Claims by the Reorganized Debtors

Except as otherwise provided in the Plan, the Reorganized Debtors shall have the right and standing to (i) object to and contest the allowance of any Disputed Claim, including any alleged Secured Claim, by means of objections to Claims, and (ii) compromise and settle such objections to Disputed Claims.  The Reorganized Debtors may litigate to Final Order objections to Disputed Claims.

No distribution shall be made pursuant to the Plan to a holder of a Disputed Claim unless and until such Disputed Claim becomes an Allowed Claim by a Final Order.

All objections to Disputed Claims in any Class to be filed by the Reorganized Debtors may be filed with the Court and served upon the holders of such Claims at any time prior to the later of (a) 90 days after the Effective Date, or (b) 90 days after the particular proof of claim has been filed, except as extended by an agreement between the claimant and the Reorganized Debtors, or by order of the Court upon a motion filed by the Reorganized Debtors, with notice of such motion to be served upon the Office of the United States Trustee and those holders of Disputed Claims to whom the objection is made.  If an objection has not been filed to a proof of claim that relates to a Disputed Claim by the objection bar dates established in this section, the Claim to which the proof of claim relates shall be treated as an Allowed Claim for purposes of distribution under the Plan.

J                                           Tax Matters.

1              For the purposes of this Section J, “Tax Matters,” all references to Med, CDSI or the TLC Debtors: (a) shall include (i) their successors under their respective chapter 11 plans or otherwise, (ii) with respect to the TLC Debtors, any creditor trusts created pursuant to the chapter 11 plans of the TLC Debtors, (iii) the liquidating trust under the Med Plan and (iv) with respect to CDSI or the TLC Debtors, their subsidiaries; and (b) shall not include the trust for general unsecured creditors under the Plan, the CDSI Creditors’ Trust, the CCG Creditors’ Trust, the CCS Creditors’ Trust and the Litigation Trust and their respective trustees.

2              For the period following the Effective Date of the Debtor Plan and through the date that Med is dissolved as a corporate entity, the Bank, CDSI, Med and the TLC Debtors shall treat Med’s consolidated tax group as continuing in existence, with Med (as the common parent) and the TLC Debtors as the sole members of such group.

3              The Bank, CDSI, Med, the NCFE Released Parties and the TLC Debtors shall treat the transfer of the CDSI stock to the Bank as a taxable transfer of the CDSI stock and will report the transfer as such on all returns, statements, filings, etc.  Med and CDSI will not take any actions that would undermine such treatment.

4              The TLC Debtors will be responsible for paying any federal alternative minimum tax (“AMT”) liability of the Med consolidated group for its fiscal year ending March 31, 2004.

5              The TLC Debtors will be responsible for paying any federal tax liability of the Med consolidated group relating to the net income for the fiscal year beginning April 1, 2004 (and any later years if the TLC Asset Sale does not close in the current year) generated by the TLC Debtors, and up to $250,000 of federal tax liability relating to any taxable gain recognized on the disposition of the CDSI stock, and Med and CDSI will be responsible for paying any federal AMT liability of the Med consolidated group relating to any other net income for the fiscal year beginning April 1, 2004 (and any later years if the TLC Asset Sale does not close in the current year, although CDSI will not be liable for such later years) generated by Med and its subsidiaries other than the TLC Debtors (less the up to $250,000 payable by the TLC Debtors with respect to the CDSI stock gain).

6              The TLC Debtors will be responsible for paying any combined/unitary tax liability in California and Illinois for the fiscal year ending March 31, 2004 and forward to the extent of the lesser of such combined/unitary tax liability or such tax liability computed as if the TLC Debtors filed their own combined/unitary returns in California and Illinois for such years.

7              Med, or Med’s substitute agent as designated pursuant to Treasury Regulation section 1.1502-77 which shall be CDSI for any taxable year in which CDSI was a member of Med’s consolidated group and which will be the liquidating trust under the Med Plan for any year beginning after CDSI leaves Med’s consolidated group, will be responsible for preparing and filing all consolidated and combined tax returns.  The TLC Debtors and CDSI will have the right to review and comment on all such returns and such returns will not be filed without the consent of each of the TLC Debtors and CDSI, such consent not to be unreasonably withheld, delayed or conditioned.  CDSI and the TLC Debtors will be entitled to participate, at their own expense, in any audit or other similar proceeding relating to the tax returns in which CDSI or the TLC Debtors, respectively, are included and no such audit or similar proceeding will be settled/compromised without the written consent of, respectively, each of CDSI or the TLC Debtors, such consent not to be unreasonably withheld, delayed or conditioned.

8              The TLC Debtors will be responsible for providing the appropriate responsible person described in paragraph 7 above with all relevant information with respect to the TLC Debtors for filing such consolidated and combined returns.

ARTICLE VI
EXECUTORY CONTRACTS AND UNEXPIRED LEASES

A                                      Executory Contracts and Unexpired Leases to be Assumed

All executory contracts and unexpired leases of the Debtors set forth in Exhibit “5” hereto shall be assumed pursuant to the provisions of sections 365 and 1123 of the Code.  Such assumed executory contracts and unexpired leases shall, as of the Effective Date, vest in the corresponding Reorganized Debtor.  The amounts to be paid by the Debtors to “cure” (for purposes of § 365(b) of the Code) any arrearages or defaults under the contracts and leases to be assumed under this section are specified in Exhibit “5.”  If no amount is specified for a particular contract or lease identified in Exhibit “5,” such amount shall be deemed to be zero dollars ($0).  The Debtors reserve the right to modify Exhibit “5” to remove any of the contracts or leases, thereby causing the rejection of such contract or lease pursuant to section VI.C of the Plan, by filing a written election not less than five (5) days prior to the Confirmation Hearing and serving such election on the parties to such contract or lease.  Any anti-assignment provision(s) in an executory contract or unexpired lease identified in Exhibit “5” that is inconsistent with sections 365(e) and (f) of the Code, shall be of no force and effect following the Effective Date.

B                                        Cure Amounts

Amounts due under section 365(b)(1)(A) of the Code with respect to any executory contract or unexpired lease assumed pursuant to section VI.A hereof shall be paid by the Reorganized Debtors in full, in Cash, on the Effective Date (except for amounts due under any contracts and leases that were assumed by the Debtors prior to the Confirmation Date, which amounts shall be paid in accordance with the Court’s order(s) authorizing such assumption — any unpaid obligations to cure arrearages under such contracts or leases over time shall become obligations of the Reorganized Debtors if they have not otherwise been paid or assigned to a third party prior to the Effective Date); provided, however, that as to any disputed portion of such cure amounts, payment shall be made on or as soon as practicable after such disputed portion is resolved by Final Order.

C                                        Rejection of All Other Executory Contracts

All executory contracts and unexpired leases of the Debtors other than those described in section VI.A hereof are rejected pursuant to the Plan and the Confirmation Order.

D                                       Proofs of Claim With Respect to Rejection Damages

Pursuant to the terms of the Confirmation Order and Bankruptcy Rule 3002(c)(4), and except as otherwise ordered by the Court, a proof of claim for each Claim arising from the rejection of an executory contract or unexpired lease shall be filed with the Court no later than thirty (30) days after the later of (i) the date of the entry of a Final Order approving such rejection, and (ii) the Confirmation Date, or such Claim shall be forever barred.  All Claims for damages arising from the rejection of an executory contract or unexpired lease shall be included in Class A-4 (for contracts and leases which pertain to CDSI), Class B-4 (for contracts and leases which pertain to CCG), or Class C-4 (for contracts and leases which pertain to CCS) and any Allowed Claim arising therefrom shall be treated in accordance with Article IV of the Plan.

ARTICLE VII
RETENTION OF JURISDICTION

Notwithstanding Confirmation or the Effective Date having occurred, the Court shall retain jurisdiction for the following purposes:

A             Allowance of Claims.  To hear and determine the allowance of all Claims and Interests upon objections to any such Claims or Interests;

B             Executory Contract Proceedings.  To act with respect to proceedings regarding the assumption, assignment or rejection of any executory contract or unexpired lease of the Debtors pursuant to sections 365 and 1123 of the Code and Article VI of the Plan, and to determine the allowance and proper classification of any Claims arising from the resolution of any such proceedings;

C             Plan Interpretation.  To resolve controversies and disputes regarding the interpretation of the Plan, the Confirmation Order, the Creditors’ Trust Agreements, and the Litigation Trust Agreement;

D             Plan Implementation.  To implement and enforce the provisions of the Plan, the Confirmation Order, the Creditors’ Trust Agreements, and the Litigation Trust Agreement, and otherwise to enter orders in aid of confirmation and implementation of the Plan, including, without limitation, appropriate orders to protect the Reorganized Debtors, the Creditors’ Trusts, and the Litigation Trust from any action or other proceeding that may be initiated by any Creditor or Interest Holder.  Upon the request of an interested party, the Court may resolve an objection to the payment of professional fees or other administrative costs paid from the Creditors’ Trusts on the ground that they are unreasonable or inconsistent with the requirements of the Code.  All requests for payment of fees by professionals employed by the Creditors’ Trusts shall be served (with a 15-day period to object) on each of the members of the Committee (as constituted on the Confirmation Date) and the Office of the United States Trustee.  If no objection is received by the applicable Creditors’ Trust Trustee within the 15-day period, the Creditors’ Trust Trustee may pay the fees without the need for further review or approval of the

Court.  If an objection to professional fees incurred by the Creditors’ Trusts is received within the 15-day period, the applicable Creditors’ Trust Trustee shall schedule a Court hearing to resolve the objection.  All fees and expenses of administration and representation of the Creditors’ Trusts shall be paid from the assets of the applicable Creditors’ Trust after approval as specified above;

E              Plan Modification.  To modify the Plan pursuant to section 1127 of the Code and the applicable Bankruptcy Rules;

F              Adjudication of Controversies.  To adjudicate such contested matters and adversary proceedings as may be pending or subsequently initiated in the Court including, but not limited to, actions relating to the CCG Recovery Rights or the Litigation Trust Claims, pending litigation matters, objections to Claims, or actions relating to taxes brought by the Creditors’ Trusts, the Litigation Trust, or the Reorganized Debtors;

G             Injunctive Relief.  To issue any injunction or other relief appropriate to implement the intent of the Plan, and to enter such further orders enforcing any injunctions or other relief issued under the Plan or pursuant to the Confirmation Order;

H             Correct Minor Defects.  To correct any defect, cure any omission or reconcile any inconsistency or ambiguity in the Plan, the Confirmation Order or any document executed or to be executed in connection therewith, including, without limitation, the CCG Creditors’ Trust Agreement, the Creditors’ Trust Agreements, and the Litigation Trust Agreement, as may be necessary to carry out the purposes and intent of the Plan, provided that the rights of any holder of an Allowed Claim or Allowed Interest are not materially and adversely affected thereby;

I               Post-Confirmation Orders Regarding Confirmation.  To enter and implement such orders as may be appropriate in the event the Confirmation Order is, for any reason, stayed, reversed, revoked, modified or vacated; and

J              Final Decree.  To enter a final decree closing the Case.

ARTICLE VIII
DISCHARGE; RELEASE OF CLAIMS; MODIFICATION; MISCELLANEOUS

A             Discharge.  The rights afforded under the Plan and the treatment of Claims and Interests under the Plan shall be in exchange for and in complete satisfaction, discharge, and release of all Claims against the Debtors, including any interest accrued on Claims from the Petition Date.  Except as expressly provided in the Confirmation Order, as of the Effective Date, pursuant to section 1141 of the Bankruptcy Code, the Debtors, the Estates, and the Reorganized Debtors shall be discharged from all Claims or other debts that arose before the Confirmation Date and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not (i) a proof of Claim based on such debt is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (ii) a Claim based on such debt is allowed pursuant to section 502 of the Bankruptcy Code, or (iii) the holder of a Claim based on such debt has accepted the Plan.  The Creditors’ Trusts and holders of any Claims against the Debtors that arose before the Confirmation Date shall not have any right to assert any claim or cause of action against the Reorganized Debtors except to enforce the terms and provisions of this Plan.

B             Releases of Claims.  The treatment of the Claims of the NCFE Released Parties and the Bank under the Plan represents the product of extensive negotiations between the Debtors, the NCFE Released Parties, and the Bank and embodies an agreement reached between the parties.  In exchange for the treatment of the NCFE Released Parties’ Claims (which have been assigned to the Bank) as set forth in the Plan, the Debtors, the Estates and the Committee hereby release the NCFE Released Parties, the TLC Debtors, and the Bank from any and all manner of action and actions, cause and causes of action, debts, demands, suits, disputes, breaches of contracts, controversies, damages, accounts, disgorgement rights, executions, and any claims or other remedies, whether now known or unknown, suspected or unsuspected, past, present or future, asserted or unasserted, contingent or liquidated, whether in contract, in tort or otherwise, at law or in equity, including but not limited to the Med Adversary Proceeding, which the

Debtors and/or the Estates ever had or now have, claim to have had, or hereafter can, shall or may claim to have against the NCFE Released Parties, the TLC Debtors, and the Bank.

In exchange for the treatment of the Debtors’ claims asserted in the bankruptcy cases of the NCFE Released Parties and the TLC Debtors, and the foregoing releases, and with the exception of (i) the Bank’s claims against, and equity interests in, the TLC Debtors assigned by the Bank to the NCFE Released Parties under the settlement agreement between the Bank and the NCFE Released Parties referred to below and (ii) the obligations of the Bank under that settlement agreement, the NCFE Released Parties and the TLC Debtors release the Bank, the Debtors, the Estates, the Committee (collectively, the “Released Parties”) from any and all manner of action and actions, cause and causes of action, debts, demands, suits, disputes, breaches of contracts, controversies, damages, accounts, disgorgement rights, executions, and any claims or other remedies, whether now known or unknown, suspected or unsuspected, past, present or future, asserted or unasserted, contingent or liquidated, whether in contract, in tort or otherwise, at law or in equity, which the NCFE Released Parties or the TLC Debtors ever had or now have, claim to have had, or hereafter can, shall or may claim to have against the Released Parties.

In exchange for the treatment of the Claims of the NCFE Released Parties and the TLC Debtors under the Plan, the treatment of the Debtors’ claims asserted in the bankruptcy cases of the NCFE Released Parties and the TLC Debtors, and the foregoing releases, and with the exception of (i) the Bank’s claims against, and equity interests in, the TLC Debtors assigned by the Bank to the NCFE Released Parties under the settlement agreement between the Bank and the NCFE Released Parties referred to below and (ii) the obligations of the NCFE Released Parties under that settlement agreement, the Bank releases the NCFE Released Parties and the

TLC Debtors (subject to and conditioned upon the Debtors’ receipt of a reciprocal release from the TLC Debtors), together with their respective predecessors, successors and assigns, of, from, and with respect to any and all manner of action and actions, cause and causes of action, debts, demands, suits, disputes, breaches of contracts, controversies, damages, accounts, disgorgement rights, executions, and any claims or other remedies, whether now known or unknown, suspected or unsuspected, past, present or future, asserted or unasserted, contingent or liquidated, whether in contract, in tort or otherwise, at law or in equity, which the Bank ever had or now has, claim to have had, or hereafter can, shall or may claim to have against the NCFE Released Parties, the TLC Debtors, and their respective predecessors, successors and assigns; provided however that the release by the Bank of the TLC Debtors and their predecessors, successors and assigns shall not be effective until confirmation of a chapter 11 plan in the cases of the TLC Debtors that is consistent with the Settlement Agreement and Release between the Bank and the NCFE debtors that was previously approved by the Bankruptcy Court in the NCFE debtors’ cases.

Confirmation of the Plan shall constitute Court approval of the compromises reflected herein.  The releases contained in this section shall become effective on the Effective Date.

C             Modification.  The Debtors reserve the right to amend or modify the Plan prior to its confirmation, at all times consistent with and in accordance with section 1127 of the Code.

D             Provisions Severable.  Should any provision in the Plan be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any or all other provisions of the Plan.

E              Headings Do Not Control.  In interpreting the Plan, the headings of individual sections are provided for convenience only, and are not intended to control over the text of any section.

F              Taking Action.  After the Effective Date, to the extent the Plan requires an action by a Debtor, the action may be taken by the Reorganized Debtors on behalf of such Debtor.

G             No Transfer Taxes.  Pursuant to section 1146(c) of the Code, no transfer or sale by the Debtors that has occurred during the Cases shall be subject to any stamp tax, transfer tax or similar tax, including any transfers to or from the Creditors’ Trusts, the Litigation Trust, and the Administrative Claims Fund.

H             Termination of Committee.  The Committee shall be dissolved as of the Effective Date, and the members of the Committee shall be relieved of all of their responsibilities and duties in the Cases, and the Committee shall have no further participation in the Cases.

I               Limitation of Liability.  Neither (a) the Debtors, nor any of its employees, officers, or directors employed as of the date of the Plan, (b) the Committee, or its members acting solely in such capacity, (c) the Liquidating Agent, (d) the Litigation Trust Trustee, (e) the CDSI Creditors’ Trust Trustee, (f) the CCG Creditors’ Trust Trustee, (g) the CCS Creditors’ Trust Trustee, (h) the Facilitator, (i) the NCFE Released Parties, or (j) the Bank, nor any professional persons employed by any of the foregoing during the pendency of this case, shall have or incur any liability to any person or entity for any act taken or omission made in good faith in connection with, or relating to, the Chapter 11 Cases, any possible post-petition disposition of the Debtors’ assets, or to negotiating, formulating, implementing, confirming, or consummating the Plan, the Disclosure Statement, or any contract instrument, security, release, or other agreement, instrument, or document created in connection with the foregoing, except for willful misconduct or gross negligence.

ARTICLE IX

CONDITIONS PRECEDENT TO EFFECTIVENESS OF CCG PLAN AND CDSI PLAN

The Plan will not become effective with respect to CDSI, and no distributions to holders of Allowed Claims against CDSI will be made, unless and until the Med Plan becomes effective and the Bank receives 100% of the stock in CDSI pursuant to the Med Plan.

The Plan will not become effective with respect to CDSI, CCG, or CCS, unless and until the NCFE/Bank Settlement has become effective in accordance with its terms.

ARTICLE X

WAIVER OF CONDITIONS PRECEDENT TO EFFECTIVENESS OF THE PLAN

The Debtors, the Bank and the Committee may waive one or more of the conditions precedent to the effectiveness of this Plan set forth in Article IX above, provided that such waiver shall be in writing and signed by each of the Debtors, the Bank and the Committee, or their respective counsel.

ARTICLE XI
CONFIRMATION REQUEST

The Debtors request Confirmation of the Plan pursuant to sections 1129(a) and/or 1129(b) of the Code, as applicable.

Dated as of July 26, 2004	CHARTWELL DIVERSIFIED SERVICES, INC.

	By:	/s/ Roy Serpa
	Its:	President

Dated as July 26, 2004	CHARTWELL CARE GIVERS, INC.

	By:	/s/ Roy Serpa
	Its:	President

Dated as July 26, 2004	CHARTWELL COMMUNITY SERVICES, INC.

	By:	/s/ Roy Serpa
	Its:	President

Duane Morris LLP
Toni Marie Vaccarino (TV-8340)
744 Broad Street, Suite 1200

Newark, NJ 07102
(973) 424-2000

-and-

Paul D. Moore
470 Atlantic Avenue, Suite 500
Boston, MA 02210
(617) 289-9200

Attorneys for Chartwell Diversified Services, Inc.,
Chartwell Care Givers, Inc., and
Chartwell Community Services, Inc.

PLAN EXHIBIT LIST

1 - CCG Creditors’ Trust Agreement

2 - CDSI Creditors’ Trust Agreement

3 - CCS Creditors’ Trust Agreement

4 - Litigation Trust Agreement

5 - Schedule of executory contracts to be assumed.